

                                                                  Exhibit 21.01


CITIGROUP INC. AS OF 31 DECEMBER 2001


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

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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
ASSOCIATED MADISON COMPANIES, INC.                                                                                Delaware
     MID-AMERICA INSURANCE SERVICES, INC.                                                                         Georgia
     PFS SERVICES, INC.                                                                                           Georgia
          PRIMERICA SHAREHOLDER SERVICES*                                                                         Georgia
          THE TRAVELERS INSURANCE GROUP INC.                                                                      Connecticut
               CITIINSURANCE INTERNATIONAL HOLDINGS INC.                                                          Delaware
                    CITIINSURANCE INTERNATIONAL LIFE HOLDINGS I INC.                                              Delaware
                    CITIINSURANCE INTERNATIONAL LIFE HOLDINGS II INC.                                             Delaware
                    CITIINSURANCE INTERNATIONAL PC HOLDINGS I INC.                                                Delaware
                    CITIINSURANCE INTERNATIONAL PC HOLDINGS II INC.                                               Delaware
               THE PROSPECT COMPANY                                                                               Delaware
                    PANTHER VALLEY, INC.                                                                          New Jersey
                    THE TRAVELERS ASSET FUNDING CORPORATION                                                       Connecticut
               THE TRAVELERS INSURANCE COMPANY                                                                    Connecticut
                    190 S. LASALLE ASSOCIATES L.L.C.*                                                             Illinois
                    440 SOUTH LASALLE LLC                                                                         Delaware
                    ADVANCE/VIRGINIA PORTFOLIO I LLC*                                                             Delaware
                         ADVANCE/CHEROKEE BUSINESS CENTER LLC*                                                    Delaware
                         ADVANCE/LOUDOUN PLAZA ONE LLC*                                                           Delaware
                         ADVANCE/OLD COURTHOUSE ROAD LLC*                                                         Delaware
                    AMERICAN FINANCIAL LIFE INSURANCE COMPANY                                                     Texas
                    CARLTON ARMS OF BRADENTON                                                                     Florida
                    CREST FUNDING PARTNERS, L.P.*                                                                 Delaware
                    CRIPPLE CREEK VENTURE PARTNER II, L.P.*                                                       Colorado
                    GREENWICH STREET CAPITAL PARTNERS, L.P.*                                                      Delaware
                    GREENWICH STREET INVESTMENTS, L.L.C.                                                          Delaware
                         GREENWICH STREET CAPITAL OFFSHORE FUND, LTD.*                                            British Virgin Is.
                         GREENWICH STREET INVESTMENTS, L.P.                                                       New York
                    GRIPHON MARLINS INVESTORS LTD.*                                                               Florida
                    HOLLOW CREEK, L.L.C.                                                                          Connecticut
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 1
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         STATION HILL, L.L.C.                                                                     Connecticut
                    ONE FINANCIAL PLACE CORPORATION*                                                              Delaware
                    ONE FINANCIAL PLACE HOLDINGS, LLC*                                                            Delaware
                         ONE FINANCIAL PLACE, LP*                                                                 Delaware
                    PLAZA LLC                                                                                     Connecticut
                         KEEPER HOLDINGS LLC*                                                                     Delaware
                              CITISTREET LLC**                                                                    Delaware
                                   CITISTREET RETIREMENT SERVICES LLC                                             New Jersey
                                        AMERICAN ODYSSEY FUNDS MANAGEMENT LLC                                     New Jersey
                                        CITISTREET ASSOCIATES LLC                                                 Delaware
                                            CITISTREET ADVISORS LLC                                               New Jersey
                                            CITISTREET ASSOCIATES AGENCY OF OHIO LLC                              Ohio
                                            CITISTREET ASSOCIATES INSURANCE AGENCY OF MASSACHUSETTS LLC           Massachusetts
                                            CITISTREET ASSOCIATES OF ALABAMA LLC                                  Alabama
                                            CITISTREET ASSOCIATES OF HAWAII LLC                                   Hawaii
                                            CITISTREET ASSOCIATES OF MONTANA LLC                                  Montana
                                            CITISTREET ASSOCIATES OF TEXAS, INC.                                  Texas
                                            CITISTREET EQUITIES LLC                                               New Jersey
                                            COPELAND ASSOCIATES OF MONTANA, INC.                                  Montana
                                        CITISTREET FINANCIAL SERVICES LLC                                         New Jersey
                                        CITISTREET MORTGAGE SERVICES, INC.                                        New Jersey
                                   WELLSPRING RESOURCES, LLC                                                      Delaware
                         NETPLUS, LLC                                                                             Connecticut
                         TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC                                     New York
                         TOWER SQUARE SECURITIES, INC.                                                            Connecticut
                              TOWER SQUARE SECURITIES INSURANCE AGENCY OF ALABAMA, INC.                           Alabama
                              TOWER SQUARE SECURITIES INSURANCE AGENCY OF MASSACHUSETTS, INC.                     Massachusetts
                              TOWER SQUARE SECURITIES INSURANCE AGENCY OF NEW MEXICO, INC.                        New Mexico
                              TOWER SQUARE SECURITIES INSURANCE AGENCY OF OHIO, INC.                              Ohio
                              TOWER SQUARE SECURITIES INSURANCE AGENCY OF TEXAS, INC.                             Texas
                         TRAVELERS DISTRIBUTION LLC                                                               Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 2
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         TRAVELERS INVESTMENT ADVISERS, INC.                                                      Delaware
                    PRIMERICA LIFE INSURANCE COMPANY                                                              Massachusetts
                         CITILIFE FINANCIAL LIMITED                                                               Ireland
                         NATIONAL BENEFIT LIFE INSURANCE COMPANY                                                  New York
                         PRIMERICA FINANCIAL SERVICES (CANADA) LTD.                                               Canada
                              PFSL INVESTMENTS CANADA LTD.                                                        Canada
                              PRIMERICA LIFE INSURANCE COMPANY OF CANADA                                          Canada
                                   PRIMERICA CLIENT SERVICES INC. [CANADA]                                        Canada
                                   PRIMERICA FINANCIAL SERVICES LTD.                                              Canada
                    RYAN/TRAVELERS KIERLAND, LLC                                                                  Delaware
                    SSB PRIVATE SELECTIONS, LLC*                                                                  Delaware
                         SALOMON SMITH BARNEY PRIVATE SELECTION FUND I, LLC*                                      New York
                    THE TRAVELERS LIFE AND ANNUITY COMPANY                                                        Connecticut
                         TRAVELERS ANNUITY UK INVESTMENTS, LLC                                                    Delaware
                    TISHMAN SPEYER/TRAVELERS ASSOCIATES III, L.L.C.                                               Delaware
                    TISHMAN SPEYER/TRAVELERS REAL ESTATE VENTURE III, L.L.C.*                                     Delaware
                    TRAVELERS EUROPEAN INVESTMENTS LLC                                                            Connecticut
                    TRAVELERS HIGHLAND PARK, LLC                                                                  Colorado
                         HIGHLAND PARK VENTURES, LLC                                                              Colorado
                    TRAVELERS INSURANCE UK INVESTMENTS, LLC                                                       Delaware
                    TRAVELERS INTERNATIONAL INVESTMENTS LTD.                                                      Cayman Is.
                    TRAVELERS OAKMONT LANE, LLC*                                                                  Delaware
                         700 OAKMONT VENTURE LLC                                                                  Delaware
                    TRAVELERS OPPORTUNITY FUND I, LLC                                                             Delaware
                         TISHMAN SPEYER/TRAVELERS ASSOCIATES                                                      Delaware
                    TRAVELERS OPPORTUNITY FUND II, LLC                                                            Delaware
                         TISHMAN SPEYER/TRAVELERS REAL ESTATE VENTURE, L.P.*                                      Delaware
                              125 HIGH STREET, L.P.*                                                              Delaware
                              TST 375 HUDSON, L.L.C.                                                              Delaware
                              TST 525 WEST MONROE, L.L.C.                                                         Delaware
                              TST MOUNTAIN BAY, L.L.C.                                                            Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 3
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              TST ONE INDIANA, L.L.C.                                                             Delaware
                    TRAVELERS OPPORTUNITY FUND III ASSOCIATES, LLC*                                               Delaware
                    TRAVELERS OPPORTUNITY FUND III, LLC*                                                          Delaware
                    TRAVELERS OPPORTUNITY FUND V (DOMESTIC), L.L.C.*                                              Delaware
                         TISHMAN SPEYER/TRAVELERS U.S. REAL ESTATE VENTURE V, L.P.*                               Delaware
                    TRAVELERS OPPORTUNITY FUND V ASSOCIATES (DOMESTIC), L.L.C.*                                   Delaware
                         TISHMAN SPEYER/TRAVELERS ASSOCIATES V (DOMESTIC), L.L.C.*                                Delaware
                    TRAVELERS SCHAUMBERG WINDY POINT LLC                                                          Delaware
                         WINDY POINT OF SCHAUMBERG LLC                                                            Delaware
                    TRAVELERS YORK ROAD LLC                                                                       Delaware
                         YORK ROAD PROPERTIES LLC                                                                 Delaware
                    TRIBECA DISTRESSED SECURITIES, L.L.C.*                                                        Delaware
                    TRIBECA MANAGEMENT, L.L.C.                                                                    Delaware
                    TRICOUNTY GROVE                                                                               Florida
                    UMBRELLA BEAR, INC.                                                                           Florida
                    WT LEASING, INC.                                                                              Delaware
               TRAVELERS MORTGAGE SECURITIES CORPORATION                                                          Delaware
               TRAVELERS PROPERTY CASUALTY CORP.                                                                  Delaware
                    THE STANDARD FIRE INSURANCE COMPANY                                                           Connecticut
                         AE PROPERTIES, INC.                                                                      California
                              BAYHILL RESTAURANT II ASSOCIATES                                                    California
                              INDUSTRY LAND DEVELOPMENT COMPANY                                                   California
                              INDUSTRY PARTNERS*                                                                  California
                         COMMUNITY REHABILITATION INVESTMENT CORPORATION                                          Connecticut
                              PRATT STREET, L.P.*                                                                 Connecticut
                         STANDARD FIRE UK INVESTMENTS, LLC                                                        Delaware
                         THE AUTOMOBILE INSURANCE COMPANY OF HARTFORD, CONNECTICUT                                Connecticut
                         TRAVCAL SECURE INSURANCE COMPANY                                                         California
                              TRAVCAL INDEMNITY COMPANY                                                           California
                         TRAVELERS OPPORTUNITY FUND IV ASSOCIATES, L.L.C.*                                        Delaware
                              TISHMAN SPEYER/TRAVELERS ASSOCIATES IV, L.L.C.*                                     Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 4
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                                   TISHMAN SPEYER/TRAVELERS REAL ESTATE VENTURE IV, L.L.C.*                       Delaware
                         TRAVELERS OPPORTUNITY FUND IV, L.L.C.*                                                   Delaware
                         TRAVELERS OPPORTUNITY FUND V (INTERNATIONAL), L.L.C.                                     Delaware
                         TRAVELERS OPPORTUNITY FUND V ASSOCIATES (INTERNATIONAL), L.L.C.                          Delaware
                              TST INTERNATIONAL FUND V, GP, LLC                                                   Delaware
                                   TISHMAN SPEYER/TRAVELERS INTERNATIONAL REAL ESTATE VENTURE V, L.P.*            Delaware
                         TRAVELERS PERSONAL SECURITY INSURANCE COMPANY                                            Connecticut
                         TRAVELERS PROPERTY CASUALTY INSURANCE COMPANY                                            Connecticut
                         TRAVELERS PROPERTY CASUALTY INSURANCE COMPANY OF ILLINOIS                                Illinois
                    THE TRAVELERS INDEMNITY COMPANY                                                               Connecticut
                         ASSOCIATES INSURANCE COMPANY                                                             Indiana
                              AFSC GENERAL AGENCY, INC.                                                           Texas
                              CAPCO GENERAL AGENCY, INC. [IL]                                                     Illinois
                              CAPCO GENERAL AGENCY, INC. [IN]                                                     Indiana
                              CAPCO GENERAL AGENCY, INC. [NY]                                                     New York
                              CAPCO GENERAL AGENCY, INC. [VA]                                                     Virginia
                              COMMERCIAL GUARANTY INSURANCE COMPANY                                               Delaware
                         ASSOCIATES LLOYDS INSURANCE COMPANY                                                      Texas
                         BAP INVESTOR PINE, INC.                                                                  Delaware
                         COMMERCIAL INSURANCE RESOURCES, INC.                                                     Delaware
                              GULF BROKERAGE SERVICES, INC.                                                       Delaware
                                   GULF MARKETING SERVICES, INC.                                                  Delaware
                                   THE OUTDOORSMAN AGENCY, INC.                                                   South Carolina
                              GULF INSURANCE COMPANY                                                              Connecticut
                                   ATLANTIC INSURANCE COMPANY                                                     Texas
                                   GULF GROUP LLOYDS                                                              Texas
                                   GULF INSURANCE HOLDINGS UK LIMITED                                             England
                                        GULF INSURANCE COMPANY U.K. LIMITED                                       England
                                            GULF UNDERWRITING HOLDINGS LIMITED                                    England
                                                 GULF UNDERWRITING LIMITED                                        England
                                   GULF RISK SERVICES, INC.                                                       Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 5
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------

                                   GULF UNDERWRITERS INSURANCE COMPANY                                            Connecticut
                                   SELECT INSURANCE COMPANY                                                       Texas
                         COUNTERSIGNATURE AGENCY, INC.                                                            Florida
                         CRIPPLE CREEK VENTURE PARTNER L.P.*                                                      Colorado
                         EUROPEAN GREIO/TINDC REAL ESTATE INVESTMENTS LLC                                         Delaware
                         FIRST FLORIDIAN AUTO AND HOME INSURANCE COMPANY                                          Florida
                         FIRST TRENTON INDEMNITY COMPANY                                                          New Jersey
                              RED OAK INSURANCE COMPANY                                                           New Jersey
                         GREIO ISLAMIC DEBT LLC*                                                                  Delaware
                              SHARQ PROPERTY/ISLAMIC DEBT PARTNERSHIP*                                            Delaware
                         GREIO ISLAMIC EQUITY LLC*                                                                Delaware
                              GATEHOUSE APARTMENTS, INC.*                                                         Delaware
                                   GREIO AL-SOOR REALTY L.P.*                                                     Delaware
                                        GATEHOUSE LEASEHOLD LLC*                                                  Delaware
                                        HIGHPOINT INVESTORS LP*                                                   Delaware
                              HIGHPOINT TOWNHOMES, INC.*                                                          Delaware
                         GREIO ISLAMIC GP LLC*                                                                    Delaware
                         HIGHPOINT OWNERS LP*                                                                     Delaware
                         MIDKIFF DEVELOPMENT DRILLING PROGRAM, L.P.*                                              Texas
                         SECURE AFFINITY AGENCY, INC.                                                             Delaware
                         THE CHARTER OAK FIRE INSURANCE COMPANY                                                   Connecticut
                         THE NORTHLAND COMPANY                                                                    Minnesota
                              JUPITER HOLDINGS, INC.                                                              Minnesota
                                   AMERICAN EQUITY INSURANCE COMPANY                                              Arizona
                                        AMERICAN EQUITY SPECIALTY INSURANCE COMPANY                               California
                                   MENDOTA INSURANCE COMPANY                                                      Minnesota
                                        MENDAKOTA INSURANCE COMPANY                                               Minnesota
                                        MENDOTA INSURANCE AGENCY, INC.                                            Texas
                                   NORTHLAND INSURANCE COMPANY                                                    Minnesota
                                        NORTHFIELD INSURANCE COMPANY                                              Missouri
                                        NORTHLAND CASUALTY COMPANY                                                Minnesota
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 6
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                                   NORTHLAND RISK MANAGEMENT SERVICES, INC.                                       Minnesota
                         THE PHOENIX INSURANCE COMPANY                                                            Connecticut
                              CONSTITUTION STATE SERVICES LLC                                                     Delaware
                              PHOENIX UK INVESTMENTS, LLC                                                         Delaware
                              THE TRAVELERS INDEMNITY COMPANY OF AMERICA                                          Connecticut
                              THE TRAVELERS INDEMNITY COMPANY OF CONNECTICUT                                      Connecticut
                              THE TRAVELERS INDEMNITY COMPANY OF ILLINOIS                                         Illinois
                         THE PREMIER INSURANCE COMPANY OF MASSACHUSETTS                                           Massachusetts
                         THE TRAVELERS HOME AND MARINE INSURANCE COMPANY                                          Connecticut
                         THE TRAVELERS LLOYDS INSURANCE COMPANY                                                   Texas
                         THE TRAVELERS MARINE CORPORATION                                                         California
                         TINDY RE INVESTMENTS INC.                                                                Connecticut
                              TRAVELERS EUROPEAN FUND ADVISOR LLC*                                                Delaware
                              TRAVELERS EUROPEAN REAL ESTATE INVESTMENTS I, LLC*                                  Delaware
                              TRAVELERS GENERAL REAL ESTATE MEZZANINE INVESTMENTS II, LLC*                        Delaware
                                   CT MP II LLC                                                                   Delaware
                              TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS I, LLC*                         Delaware
                                   CT MEZZANINE PARTNERS I LLC                                                    Delaware
                              TRAVELERS LIMITED REAL ESTATE MEZZANINE INVESTMENTS II, LLC*                        Delaware
                                   CT MEZZANINE PARTNERS II, L.P.*                                                Delaware
                         TRAVCO INSURANCE COMPANY                                                                 Connecticut
                         TRAVELERS BOND INVESTMENTS, INC.                                                         Connecticut
                         TRAVELERS COMMERCIAL CASUALTY COMPANY                                                    Connecticut
                         TRAVELERS FOREIGN BOND PARTNERSHIP*                                                      Connecticut
                         TRAVELERS GENERAL AGENCY OF HAWAII, INC.                                                 Hawaii
                         TRAVELERS INDEMNITY U.K. INVESTMENTS LLC                                                 Connecticut
                         TRAVELERS MEDICAL MANAGEMENT SERVICES INC.                                               Delaware
                         TRIPLE T DIAMOND GATEWAY LLC                                                             Connecticut
                         WT EQUIPMENT PARTNERS, L.P.*                                                             Delaware
                    TPC INVESTMENTS INC.                                                                          Connecticut
                    TRAVELERS (BERMUDA) LIMITED                                                                   Bermuda
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 7
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------

                    TRAVELERS ALTERNATIVE STRATEGIES, INC.                                                        Connecticut
                    TRAVELERS CASUALTY AND SURETY COMPANY                                                         Connecticut
                         AE DEVELOPMENT GROUP, INC.                                                               Connecticut
                         FARMINGTON CASUALTY COMPANY                                                              Connecticut
                              TRAVELERS ALPHA HOLDINGS, INC.*                                                     Connecticut
                                   TIMCO ALPHA I, LLC*                                                            Connecticut
                              TRAVELERS MGA, INC.                                                                 Texas
                         PONDEROSA HOMES*                                                                         Connecticut
                         TCS EUROPEAN INVESTMENTS INC.                                                            Connecticut
                         TCS INTERNATIONAL INVESTMENTS LTD.                                                       Cayman Is.
                         TCSC RE INVESTMENTS INC.                                                                 Connecticut
                         TRAVELERS CASUALTY & SURETY COMPANY OF CANADA                                            Canada
                         TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA                                         Connecticut
                         TRAVELERS CASUALTY AND SURETY COMPANY OF ILLINOIS                                        Illinois
                         TRAVELERS CASUALTY COMPANY OF CONNECTICUT                                                Connecticut
                         TRAVELERS CASUALTY UK INVESTMENTS, LLC                                                   Connecticut
                         TRAVELERS COMMERCIAL INSURANCE COMPANY                                                   Connecticut
                         TRAVELERS EXCESS AND SURPLUS LINES COMPANY                                               Connecticut
                         TRAVELERS LLOYDS OF TEXAS INSURANCE COMPANY                                              Texas
                         TRAVELERS TRIBECA INVESTMENTS, INC.                                                      New York
                              TRIBECA INVESTMENTS, L.L.C.*                                                        Delaware
                         TRIPLE T BRENTWOOD, L.L.C.                                                               Delaware
                    TRAVELERS P&C CAPITAL I                                                                       Delaware
                    TRAVELERS P&C CAPITAL II                                                                      Delaware
                    TRAVELERS P&C CAPITAL III                                                                     Delaware
     PRIMERICA CLIENT SERVICES, INC. [USA]                                                                        Delaware
     PRIMERICA CONVENTION SERVICES, INC.                                                                          Georgia
     PRIMERICA FINANCE CORPORATION                                                                                Delaware
          PFS DISTRIBUTORS, INC.                                                                                  Georgia
          PFS INVESTMENTS INC.                                                                                    Georgia
          PFS T.A., INC.                                                                                          Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 8
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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

     PRIMERICA FINANCIAL SERVICES HOME MORTGAGES, INC.                                                            Georgia
          PRIMERICA FINANCIAL SERVICES HOME MORTGAGES LIMITED PARTNERSHIP OF ARIZONA                              Delaware
          PRIMERICA FINANCIAL SERVICES HOME MORTGAGES LIMITED PARTNERSHIP OF NORTH CAROLINA                       North Carolina
          PRIMERICA FINANCIAL SERVICES HOME MORTGAGES LIMITED PARTNERSHIP OF OHIO                                 Ohio
          PRIMERICA FINANCIAL SERVICES HOME MORTGAGES LIMITED PARTNERSHIP OF TENNESSEE                            Tennessee
     PRIMERICA FINANCIAL SERVICES, INC.                                                                           Nevada
          CITISOLUTIONS FINANCIAL LIMITED                                                                         Ireland
          PRIMERICA FINANCIAL INSURANCE SERVICES OF TEXAS, INC.                                                   Texas
          PRIMERICA FINANCIAL SERVICES AGENCY OF NEW YORK, INC.                                                   New York
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF IDAHO, INC.                                         Idaho
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF MAINE, INC.                                         Maine
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF NEVADA, INC.                                        Nevada
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF PENNSYLVANIA, INC.                                  Pennsylvania
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF THE VIRGIN ISLANDS, INC.                            U.S. Virgin Is.
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING OF WYOMING, INC.                                       Wyoming
          PRIMERICA FINANCIAL SERVICES INSURANCE MARKETING, INC.                                                  Delaware
          PRIMERICA FINANCIAL SERVICES OF ALABAMA, INC.                                                           Alabama
          PRIMERICA FINANCIAL SERVICES OF ARIZONA, INC.                                                           Arizona
          PRIMERICA FINANCIAL SERVICES OF KENTUCKY, INC.                                                          Kentucky
          PRIMERICA FINANCIAL SERVICES OF NEW MEXICO, INC.                                                        New Mexico
          PRIMERICA INSURANCE AGENCY OF MASSACHUSETTS, INC.                                                       Massachusetts
          PRIMERICA INSURANCE MARKETING SERVICES OF PUERTO RICO, INC.                                             Puerto Rico
          PRIMERICA INSURANCE SERVICES OF LOUISIANA, INC.                                                         Louisiana
     PRIMERICA SERVICES, INC.                                                                                     Georgia
     SL&H REINSURANCE, LTD.                                                                                       St. Kitts & Nevis
          SOUTHWEST SERVICE AGREEMENTS, INC.                                                                      North Carolina

CCC FAIRWAYS, INC.                                                                                                Delaware

CITIGROUP CAPITAL I                                                                                               Delaware

CITIGROUP CAPITAL II                                                                                              Delaware

CITIGROUP CAPITAL III                                                                                             Delaware

CITIGROUP CAPITAL IV                                                                                              Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 9
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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
CITIGROUP CAPITAL V                                                                                               Delaware

CITIGROUP CAPITAL VI                                                                                              Delaware

CITIGROUP HOLDINGS COMPANY                                                                                        Delaware
     CITICORP                                                                                                     Delaware
          ASSOCIATES FIRST CAPITAL CORPORATION*                                                                   Delaware
               AFSC AGENCY OF ALABAMA, INC.                                                                       Alabama
               AFSC AGENCY, INC. [AK]                                                                             Arkansas
               AFSC AGENCY, INC. [AZ]                                                                             Arizona
               AFSC AGENCY, INC. [CA]                                                                             California
               AFSC AGENCY, INC. [DE]                                                                             Delaware
               AFSC AGENCY, INC. [HI]                                                                             Hawaii
               AFSC AGENCY, INC. [ID]                                                                             Idaho
               AFSC AGENCY, INC. [KY]                                                                             Kentucky
               AFSC AGENCY, INC. [LA]                                                                             Louisiana
               AFSC AGENCY, INC. [MS]                                                                             Mississippi
               AFSC AGENCY, INC. [MT]                                                                             Montana
               AFSC AGENCY, INC. [NC]                                                                             North Carolina
               AFSC AGENCY, INC. [NM]                                                                             New Mexico
               AFSC AGENCY, INC. [NV]                                                                             Nevada
               AFSC AGENCY, INC. [SD]                                                                             South Dakota
               AFSC AGENCY, INC. [VA]                                                                             Virginia
               AFSC AGENCY, INC. [WA]                                                                             Washington
               AFSC AGENCY, INC. [WY]                                                                             Wyoming
               ALLIED FINANCIAL SERVICES INSURANCE AGENCY, INC.                                                   Massachusetts
               ASSOCIATES ASSET BACKED SECURITIES CORP.                                                           Delaware
               ASSOCIATES AUTO CLUB SERVICES, INC.                                                                Indiana
                    ASSOCIATES AUTO CLUB SERVICES INTERNATIONAL, INC.                                             Delaware
                         ASSOCIATES AUTOCLUB, SOCIEDAD DE RESPONSABILIDAD
                         LIMITADA DE CAPITAL VARIABLE                                                             Mexico
               ASSOCIATES CAPITAL BANK, INC.                                                                      Utah
               ASSOCIATES CAPITAL CORPORATION OF CANADA                                                           Canada
                    CITICAPITAL COMMERCIAL CORPORATION                                                            Canada
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 10
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                        INCORPORATION
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
                         CITICAPITAL LIMITED                                                                    Ontario, Canada
                         CITICAPITAL TECHNOLOGY FINANCE LTD.                                                    Canada
                         INSUREX CANADA, INC.                                                                   Canada
                              PAYPLAN CANADA, INC.                                                              Canada
                         THE ASSOCIATES CORPORATION                                                             Delaware
                    CITICAPITAL COMMERCIAL LEASING CORPORATION                                                  Canada
                    CITIFINANCIAL CANADA, INC.                                                                  Ontario, Canada
                    CITIFINANCIAL MORTGAGE CORPORATION [CAN]                                                    Ontario, Canada
                         CITIFINANCIAL MORTGAGE EAST CORPORATION                                                Nova Scotia, Canada
                    CITIFINANCIAL SERVICES OF CANADA LTD.                                                       Canada
                         CITIFINANCIAL SERVICES OF CANADA EAST COMPANY                                          Nova Scotia, Canada
                         HAMILTON DISCOUNT CORPORATION LIMITED                                                  Ontario, Canada
                         LONDON AND MIDLAND GENERAL INSURANCE COMPANY                                           Canada
               ASSOCIATES CORPORATION OF NORTH AMERICA [A TEXAS CORPORATION]                                    Texas
               ASSOCIATES CREDIT CARD SERVICES, INC.                                                            Delaware
               ASSOCIATES CREDIT SERVICES, INC.                                                                 Delaware
               ASSOCIATES DIVERSIFIED SERVICES, INC.                                                            Delaware
               ASSOCIATES FINANCIAL LIFE INSURANCE COMPANY                                                      Tennessee
                    ASSOCIATES FINANCIAL LIFE INSURANCE COMPANY OF TEXAS                                        Texas
               ASSOCIATES HOUSING FINANCE, LLC                                                                  Delaware
               ASSOCIATES INFORMATION SERVICES, INC.                                                            Delaware
               ASSOCIATES INSURANCE AGENCY, INC.                                                                Nevada
               ASSOCIATES INSURANCE GROUP, INC.                                                                 Delaware
               ASSOCIATES NATIONAL BANK (DELAWARE)                                                              USA
               ASSOCIATES REAL ESTATE FINANCIAL SERVICES COMPANY, INC.                                          Delaware
                    ASSOCIATES FIRST CAPITAL MORTGAGE CORPORATION                                               Delaware
               ASSOCIATES VENTURE CAPITAL, LLC                                                                  Delaware
               ATLANTIC GENERAL INSURANCE LIMITED                                                               Bermuda
               ATLANTIC REINSURANCE LIMITED                                                                     Bermuda
               CAPCO GENERAL AGENCY, INC. [MI]                                                                  Michigan
               CAPITAL INSURANCE AGENCY, INC.                                                                   Kentucky
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 11
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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
               CITICAPITAL TRAILER RENTAL, INC.                                                                   Delaware
               CITICORP COMMERCE SOLUTIONS, INC.                                                                  Delaware
               CITIFINANCIAL CREDIT COMPANY                                                                       Delaware
                    AMERICAN HEALTH AND LIFE INSURANCE COMPANY                                                    Texas
                    ARCADIA FINANCIAL LTD.                                                                        Minnesota
                         ARCADIA 1992-B RECEIVABLES CAPITAL CORP.                                                 Delaware
                         ARCADIA FIRST GP INC.                                                                    Delaware
                         ARCADIA RECEIVABLES CAPITAL CORP.                                                        Delaware
                         ARCADIA RECEIVABLES CONDUIT CORP.                                                        Delaware
                         ARCADIA RECEIVABLES FINANCE CORP.                                                        Delaware
                         ARCADIA RECEIVABLES FINANCE CORP.  II                                                    Delaware
                         ARCADIA RECEIVABLES FINANCE CORP.  III                                                   Delaware
                         ARCADIA RECEIVABLES FINANCE CORP.  IV                                                    Delaware
                         ARCADIA RECEIVABLES FINANCE CORP. V                                                      Delaware
                         ARCADIA RECEIVABLES FINANCE CORP. VI                                                     Delaware
                         ARCADIA RECEIVABLES FINANCING CORPORATION                                                Minnesota
                         ARCADIA RECEIVABLES MARKETING CORP.                                                      Minnesota
                         ARCADIA SECOND GP INC.                                                                   Delaware
                    CC CREDIT CARD CORPORATION                                                                    Delaware
                    CC FINANCE SYSTEM INCORPORATED                                                                Delaware
                    CHESAPEAKE APPRAISAL AND SETTLEMENT SERVICES INC.                                             Maryland
                         CHESAPEAKE APPRAISAL AND SETTLEMENT SERVICES AGENCY OF OHIO INC.                         Ohio
                         CHESAPEAKE WEST ESCROW SERVICES INC.                                                     California
                    CITIBANK USA                                                                                  Delaware
                    CITIFINANCIAL ADMINISTRATIVE SERVICES, INC.                                                   Texas
                    CITIFINANCIAL ALABAMA, INC.                                                                   Alabama
                    CITIFINANCIAL COMPANY                                                                         Delaware
                         CITIFINANCIAL COMPANY 373, LLC                                                           Delaware
                    CITIFINANCIAL CONSUMER SERVICES, INC.                                                         Delaware
                    CITIFINANCIAL CORPORATION [CO]                                                                Colorado
                         CITIFINANCIAL CORPORATION 305, LLC                                                       Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 12
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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
                    CITIFINANCIAL MANAGEMENT CORPORATION                                                          Maryland
                    CITIFINANCIAL MORTGAGE COMPANY, INC.                                                          New York
                         AHES REIT CORPORATION                                                                    Delaware
                         ASSOCIATES HOME EQUITY RECEIVABLES CORP.                                                 Delaware
                         CITIFINANCIAL MORTGAGE SECURITIES INC.                                                   Delaware
                         CITIFINANCIAL MORTGAGE CONSUMER DISCOUNT COMPANY                                         Pennsylvania
                         CITIFINANCIAL MORTGAGE INDUSTRIAL LOAN COMPANY                                           Minnesota
                         CITIFINANCIAL MORTGAGE LOAN CORPORATION                                                  Florida
                    CITIFINANCIAL OF VIRGINIA, INC.                                                               Virginia
                    CITIFINANCIAL SERVICES, INC. [CA]                                                             California
                         CITIFINANCIAL SERVICES, INC. 203, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [DE]                                                             Delaware
                         CITIFINANCIAL SERVICES, INC. 309, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [GA]                                                             Georgia
                         CITIFINANCIAL SERVICES, INC. 311, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [MA]                                                             Massachusetts
                         CITIFINANCIAL SERVICES, INC. 224, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [MN]                                                             Minnesota
                         CITIFINANCIAL SERVICES, INC. 336, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [MO]                                                             Missouri
                         CITIFINANCIAL SERVICES, INC. 337, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [OH]                                                             Ohio
                         CITIFINANCIAL SERVICES, INC. 235, LLC                                                    Delaware
                    CITIFINANCIAL SERVICES, INC. [UT]                                                             Utah
                    CITIFINANCIAL SERVICES, INC. [VA]                                                             Virginia
                         CITIFINANCIAL SERVICES, INC. 356, LLC                                                    Delaware
                    CITIFINANCIAL, INC. [HI]                                                                      Hawaii
                         CITIFINANCIAL, INC. 221, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [IA]                                                                      Iowa
                         CITIFINANCIAL CORPORATION [DE]                                                           Delaware
                              CITIFINANCIAL CORPORATION 216, LLC                                                  Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 13
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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
                         CITIFINANCIAL, INC. 211, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [KY]                                                                      Kentucky
                         CITIFINANCIAL SERVICES, INC. [KY]                                                        Kentucky
                         CITIFINANCIAL SERVICES, INC. 478, LLC                                                    Delaware
                         CITIFINANCIAL, INC. 228, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [MD]                                                                      Maryland
                         CITIFINANCIAL SERVICES, INC. [OK]                                                        Oklahoma
                              CITIFINANCIAL SERVICES, INC. 344, LLC                                               Delaware
                         CITIFINANCIAL, INC. 209, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [NY]                                                                      New York
                         CITIFINANCIAL, INC. 341, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [OH]                                                                      Ohio
                         CITIFINANCIAL, INC. 486, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [SC]                                                                      South Carolina
                         CITIFINANCIAL, INC. 218, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [TN]                                                                      Tennessee
                         CITIFINANCIAL, INC. 352, LLC                                                             Delaware
                    CITIFINANCIAL, INC. [WV]                                                                      West Virginia
                         CITIFINANCIAL, INC. 359, LLC                                                             Delaware
                    CITIFINANCIAL, INC. NC                                                                        North Carolina
                         CITIFINANCIAL, INC. NC 215, LLC                                                          Delaware
                    COMMERCIAL CREDIT INSURANCE SERVICES, INC.                                                    Maryland
                         COMMERCIAL CREDIT INSURANCE AGENCY (P&C) OF MISSISSIPPI, INC.                            Mississippi
                         COMMERCIAL CREDIT INSURANCE AGENCY OF ALABAMA, INC.                                      Alabama
                         COMMERCIAL CREDIT INSURANCE AGENCY OF HAWAII, INC.                                       Hawaii
                         COMMERCIAL CREDIT INSURANCE AGENCY OF KENTUCKY, INC.                                     Kentucky
                         COMMERCIAL CREDIT INSURANCE AGENCY OF MASSACHUSETTS, INC.                                Massachusetts
                         COMMERCIAL CREDIT INSURANCE AGENCY OF NEVADA, INC.                                       Nevada
                         COMMERCIAL CREDIT INSURANCE AGENCY OF NEW MEXICO, INC.                                   New Mexico
                         COMMERCIAL CREDIT INSURANCE AGENCY OF OHIO, INC.                                         Ohio
                    COMMERCIAL CREDIT INTERNATIONAL, INC.                                                         Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 14
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         COMMERCIAL CREDIT INTERNATIONAL BANKING CORPORATION                                      Oregon
                    PARK TOWER HOLDINGS, INC.                                                                     Delaware
                         CC RETAIL SERVICES, INC.                                                                 Delaware
                         TRAVELERS HOME MORTGAGE SERVICES OF ALABAMA, INC.                                        Delaware
                    RESOURCE DEPLOYMENT, INC.                                                                     Texas
                    TRANSOUTH FINANCIAL CORPORATION                                                               South Carolina
                         TRANSOUTH FINANCIAL CORPORATION OF IOWA                                                  Iowa
                         TRANSOUTH MORTGAGE CORPORATION                                                           South Carolina
                    TRAVELERS BANK & TRUST, fsb                                                                   Delaware
                    TRAVELERS HOME EQUITY, INC.                                                                   North Carolina
                         CC CONSUMER SERVICES OF ALABAMA, INC.                                                    Alabama
                         CC HOME LENDERS FINANCIAL, INC.                                                          Georgia
                         CC HOME LENDERS, INC.                                                                    Ohio
                         CITIFINANCIAL OF WEST VIRGINIA, INC.                                                     West Virginia
                         CITIFINANCIAL SERVICES, INC. [PA]                                                        Pennsylvania
                              CITIFINANCIAL SERVICES, INC. 384, LLC                                               Delaware
                         CITIFINANCIAL, INC. [TX]                                                                 Texas
                         TRAVELERS HOME MORTGAGE SERVICES, INC.                                                   North Carolina
                    TRAVELERS HOME MORTGAGE SERVICES OF PENNSYLVANIA, INC.                                        Pennsylvania
                    TRITON INSURANCE COMPANY                                                                      Missouri
                    VEROCHRIS CORPORATION                                                                         Delaware
                    WORLD SERVICE LIFE INSURANCE COMPANY                                                          Colorado
               FAMILY INSURANCE CORPORATION                                                                       Wisconsin
               FINANCIAL REASSURANCE COMPANY, LTD.                                                                Bermuda
               FIRST FAMILY FINANCIAL SERVICES, INC. [DE]                                                         Delaware
               FIRST INSURANCE AGENCY, INC.                                                                       Kentucky
               HURLEY STATE BANK                                                                                  South Dakota
               MORCO GENERAL AGENCY, INC.                                                                         Ohio
               NORTHERN INSURANCE AGENCY, INC.                                                                    Illinois
               SECOND INSURANCE AGENCY, INC.                                                                      Missouri
               THE ASSOCIATES PAYROLL MANAGEMENT SERVICE COMPANY, INC.                                            Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 15
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
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
               THIRD INSURANCE AGENCY, INC.                                                                       Kentucky
               UNITED STATES AUTO CLUB, MOTORING DIVISION, INC.                                                   Indiana
               WATCHGUARD REGISTRATION SERVICES, INC.                                                             Indiana
          ASSOCIATES MEXICO HOLDINGS, LLC                                                                         Delaware
               GRUPO FINANCIERO ASSOCIATES, S.A. DE C.V.                                                          Mexico

                    ARRENDADORA FINANCIERA ASSOCIATES, S.A. DE C.V.,
                       ORGANIZACION AUXILIAR DEL CREDITO, GRUPO FINANCIERO                                        Mexico
                    ASSOCIATES

                    ASSOCIATES SERVICIOS DE MEXICO, S.A. DE C.V.                                                  Mexico
                    CREDITO FAMILIAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE
                        OBJETO LIMITADO, GRUPO FINANCIERO BBVA                                                    Mexico
                         SERVICIOS CORPORATIVOS CREDITO FAMILIAR, S.A. DE C.V.                                    Mexico
                    HIPOTECARIA ASSOCIATES, S.A. DE C.V., SOCIEDAD FINANCIERA
                         DE OBJETO LIMITADO, GRUPO FINANCIERO                                                     Mexico
                    SERVICIOS DE CREDITO ASSOCIATES, S.A. DE C.V., SOCIEDAD
                        FINANCIERA DE OBJETO LIMITADO, GRUPO FINANCIERO                                           Mexico
                    ASSOCIATES
                    SERVICIOS DE FACTORAJE ASSOCIATES, S.A. DE C.V.,
                        ORGANIZACION AUXILIAR DEL CREDITOR, GRUPO FINANCIERO                                      Mexico
                    SOCIEDAD FINANCIERA ASSOCIATES, S.A. DE C.V., SOCIEDAD
                        FINANCIERA DE OBJETO LIMITADO, GRUPO FINANCIERO                                           Mexico
                    ASSOCIATES
          CITIBANK (NEVADA), NATIONAL ASSOCIATION                                                                 USA
          CITIBANK (NEW YORK STATE)                                                                               New York
               CITICORP DEVELOPMENT CENTER, INC.                                                                  Delaware
               DINERS CLUB INTERNATIONAL LTD.                                                                     New York
               STUDENT LOAN CORPORATION, THE                                                                      Delaware
          CITIBANK (SOUTH DAKOTA), N.A.                                                                           USA
               CDC HOLDINGS INC.                                                                                  Delaware
                    CITICORP DINERS CLUB INC.                                                                     Delaware
               CITICORP TRUST SOUTH DAKOTA                                                                        South Dakota
               CITIHOUSING, INC.                                                                                  South Dakota
          CITIBANK DELAWARE                                                                                       Delaware
               CITIBANK INSURANCE AGENCY, INC.                                                                    New York
               CITICORP DELAWARE EQUITY, INC.                                                                     Delaware
                    FAIRFAX HOLDINGS, INC.                                                                        Delaware
               CITICORP DEL-LEASE, INC.                                                                           Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 16
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



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CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    CITICORP AIRCRAFT MANAGEMENT, INC.                                                            Delaware
                    CITICORP BANKERS LEASING CORPORATION                                                          Delaware
                         BANKERS LEASING CORPORATION                                                              Massachusetts
                              BLC CORPORATION                                                                     Utah
                                   CITICORP BANKERS LEASING FINANCE CORPORATION                                   Delaware
                              COMMETRO LEASING, INC.                                                              Delaware
                              COMMONWEALTH CONTROL, INC.                                                          Delaware
                              COMMONWEALTH PLAN, INC., THE                                                        Massachusetts
                              COMMONWEALTH SYSTEM, INC., THE                                                      Massachusetts
                              FINANCIAL LEASING CORPORATION                                                       Massachusetts
                              PACIFIC PLAN, INC., THE                                                             Massachusetts
                              WORCESTER PLAN, INC., THE                                                           Massachusetts
                         CBL CAPITAL CORPORATION                                                                  Delaware
                    CITICORP DELAWARE PROPERTIES, INC.                                                            Delaware
                    CITICORP NEVADA CREDIT, INC.                                                                  Nevada
                    CITICORP NEVADA LEASING, INC.                                                                 California
                         G.W.L. LEASING COMPANY, INCORPORATED                                                     California
                         GXW CORPORATION                                                                          California
                    PALM DEFEASANCE COMPANY                                                                       Delaware
               CITICORP INSURANCE AGENCY, INC.                                                                    Delaware
                    CITICORP INSURANCE AGENCY OF NEVADA, INC.                                                     Nevada
               CITICORP INSURANCE AGENCY, INC.                                                                    Missouri
                    CITICORP INSURANCE AGENCY, INC.                                                               California
               CITICORP LIFE INSURANCE COMPANY*                                                                   Arizona
                    CITICORP ASSURANCE CO.                                                                        Delaware
                    FIRST CITICORP LIFE INSURANCE COMPANY                                                         New York
               CITICORP RAILMARK, INC.                                                                            Delaware
               CITICORP U.S. HOLDINGS NETHERLANDS, INC.                                                           Delaware
                    CITICORP HOLDINGS NETHERLANDS B.V.                                                            Netherlands
          CITIBANK MORTGAGE CORP.                                                                                 Florida
               CITIBANK COMMERCIAL PROPERTIES, INC.                                                               Florida
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 17
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    INCOME SERVICE GROUP, INC.                                                                    Florida
                    LAND SERVICE GROUP, INC.                                                                      Florida
                    RRR PROPERTY MANAGEMENT, INC.                                                                 Florida
                    THIRTEEN PROPERTY MANAGEMENT, INC.                                                            Florida
          CITIBANK, N.A.                                                                                          USA
               399 VENTURE PARTNERS, INC.                                                                         Delaware
               AEL LEASING CO., INC.                                                                              Pennsylvania
                    EAB LEASING CORP.                                                                             Pennsylvania
                         AEL HOLDINGS, INC.                                                                       Delaware
                         RESELLER FINANCE CORPORATION                                                             Delaware
               ASSOCIATES INTERNATIONAL SERVICES, LLC                                                             Delaware
               BALL (NOMINEE) & CO., L.L.C.                                                                       Delaware
               BANCO DE HONDURAS S.A.                                                                             Honduras
               BARNES & CO., L.L.C.                                                                               Delaware
               BENCO & CO., L.L.C.                                                                                Delaware
               BORDEN & CO., L.L.C.                                                                               Delaware
               C.A.R.D. REALTY CORP.                                                                              New York
               CAMWIL LEASE, INC.                                                                                 Delaware
                    CITICORP INVESTOR LEASE, INC.                                                                 Delaware
                    CITICORP MULTILEASE (SEF), INC.                                                               Delaware
               CITI (NOMINEES) LIMITED                                                                            Hong Kong
               CITI ARGENTINA (ABF) TRUST*                                                                        Bahamas
               CITI CENTER BUILDING CORPORATION*                                                                  Philippines
               CITI TOWER BUILDING CORPORATION                                                                    Philippines
               CITIACH, INC.*                                                                                     Delaware
               CITIBANK AGENCIA DE VALORES S.A.                                                                   Chile
               CITIBANK (CHANNEL ISLANDS) LIMITED                                                                 Channel Is.
                    CCIL (NOMINEES) LIMITED                                                                       Channel Is.
                    CCIL PENSION SCHEME TRUSTEES LIMITED                                                          Channel Is.
               CITIBANK (ZAIRE) S.A.R.L.                                                                          Congo
               CITIBANK CONSUMERS NOMINEE PTE. LTD.                                                               Singapore
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 18
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                             PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                     INCORPORATION
--------------------------------------------------------------------------------------------------------------------------------
               CITIBANK CORREDORES DE SEGUROS LIMITADA*                                                      Chile
               CITIBANK INTERNATIONAL                                                                        USA
               CITIBANK-MAGHREB                                                                              Morocco
               CITIBANK MORTGAGE REINSURANCE, INC.                                                           Vermont
               CITIBANK NOMINEES (IRELAND) LIMITED                                                           Ireland
               CITIBANK NOMINEES SINGAPORE PTE. LTD.                                                         Singapore
               CITIBANK OVERSEAS INVESTMENT CORPORATION                                                      USA
                    ADMINISTRADORA DE FONDOS DE PENSIONES Y CESANTIAS S.A. COLFONDOS                         Colombia
                    ASIA PACIFIC TECHNOLOGY SERVICES PTE. LIMITED                                            Singapore
                    ASSOCIATES INTERNATIONAL HOLDINGS CORPORATION                                            New York
                         ACONA B.V.                                                                          Netherlands
                              ASSOCIATES FINANCIAL CORPORATION LIMITED                                       England & Wales
                                   ASSOCIATES CAPITAL HOLDINGS LTD.                                          England & Wales
                                        ASSOCIATES CAPITAL CORPORATION plc                                   England & Wales
                                            ASSOCIATES (ISLE OF MAN) LIMITED                                 England & Wales
                                            ASSOCIATES CAPITAL (GUERNSEY) LIMITED                            Guernsey, Channel Is.
                                            ASSOCIATES COMMERCIAL CORPORATION LIMITED                        England & Wales
                                            ASSOCIATES COMMERCIAL CORPORATION LOCAVIA SA                     France
                                                 ASSOCIATES COMMERCIAL CORPORATION LOCAVIA SAS*              France
                                                      EXMAT                                                  France
                                            ASSOCIATES FLEET SERVICES LTD                                    England & Wales
                                            ASSOCIATES PRINT LIMITED                                         England & Wales
                                            PRESTIGE PROPERTY CO. LIMITED                                    Guernsey, Channel Is.
                                            STEEPLE FINANCE LIMITED                                          Jersey, Channel Is.
                                   ASSOCIATES LEASING LIMITED                                                England & Wales
                                        AVCO TRUST LTD.*                                                     England & Wales
                                            CASTLE LOSS ADJUSTERS LIMITED*                                   England & Wales
                                            STEEPLE FINANCE (GUERNSEY) LIMITED*                              Guernsey, Channel Is.
                                   AVCO LEASING LIMITED                                                      England & Wales
                                   CUMBERLAND INSURANCE COMPANY LIMITED                                      England & Wales
                                   CUMBERLAND LIFE ASSURANCE CO. LIMITED                                     Scotland
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 19
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                              PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                                      INCORPORATION
-------------------------------------------------------------------------------------------------------------------------------
                         ASSOCIATES CREDIT CARD TAIWAN INC.                                                  Taiwan
                         ASSOCIATES FINANCE INC.                                                             Philippines
                         ASSOCIATES FINANCE OF VIRGIN ISLANDS, L.L.C.                                        Delaware
                         ASSOCIATES FINANCE TAIWAN, INC.                                                     Taiwan
                         ASSOCIATES FINANCIAL SERVICES (ASIA) LIMITED                                        Hong Kong
                              ERA MASTER LIMITED                                                             Hong Kong
                         ASSOCIATES FINANCIAL SERVICES (MAURITIUS) LLC*                                      Mauritius
                              ASSOCIATES INDIA HOLDING COMPANY PRIVATE LIMITED                               India
                                   ASSOCIATES INDIA FINANCIAL SERVICES PRIVATE LIMITED                       India
                         ASSOCIATES INTERNATIONAL HOLDINGS CORPORATION JAPAN, CO., LTD.                      Japan
                         ASSOCIATES INTERNATIONAL INVESTMENTS, INC.                                          Delaware
                              UNIMAT LIFE, K.K.*                                                             Japan
                         ASSOCIATES WORLD CAPITAL CORPORATION                                                Delaware
                              ASSOCIATES WORLD CREDIT CORPORATION                                            Delaware
                                   CITIGROUP INTERNATIONAL LUXEMBOURG LIMITED                                Luxembourg
                                        ASSOCIATES FIRST CAPITAL B.V.                                        Netherlands
                                            CITICORP VERMOGENSVERWALTUNGS GMBH                               Germany
                         AVCO FINANCIAL SERVICES LIMITED                                                     United Kingdon
                         TRV/RCM CORP.                                                                       Delaware
                              AIC ASSOCIATES CANADA HOLDINGS, INC.                                           Ontario, Canada
                         TRV/RCM LP CORP.                                                                    Delaware
                              AIC CORPORATION*                                                               Japan
                                   AIC CARD SERVICES, INC.                                                   Japan
                                   DIC FINANCE CO., LTD.*                                                    Japan
                    BANCO CITIBANK S.A.                                                                      Brazil
                         CITIBANK-CORRETORA DE CAMBIO, TITULOS E VALORES MOBILIARIOS S.A.                    Brazil
                         CITIBANK-DISTRIBUIDORA DE TITULOS E VALORES MOBILIARIOS S.A.                        Brazil
                         CITIBANK COMPANHIA HIPOTECARIA S.A.*                                                Brazil
                    BANCO DE DESARROLLO CITICORP, S.A.                                                       Dominican Republic
                         CITINVERSIONES DE TITULOS Y VALORES (PUESTO DE BOLSA) S.A.                          Dominican Republic
                    BANK HANDLOWY W WARSZAWIE S.A.                                                           Poland
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 20
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         BANK HANDLOWY INTERNATIONAL S.A.                                          Luxembourg
                         BANK ROZWOJU CUKROWNICTWA S.A.                                            Poland
                         BUDOWA CENTRUM PLAC TEATRALNY SP. z o.o.                                  Poland
                         CITILEASING SP. z o.o.                                                    Poland
                         CUPRUM BANK S.A.                                                          Poland
                         DOM MAKLERSKI BANKU HANDLOWEGO S.A.                                       Poland
                         HANDLOWY INVESTMENTS II S.a.r.l.*                                         Luxembourg
                         HANDLOWY INVESTMENTS S.A.*                                                Luxembourg
                         HANDLOWY INWESTYCJE II SP. z o.o.                                         Poland
                         HANDLOWY INWESTYCJE SP. z o.o.                                            Poland
                              HANDLOWY LEASING S.A.*                                               Poland
                         HANDLOWY ZARZADZANIE AKTYWAMI S.A.                                        Poland
                         PPTE DIAMENT S.A.*                                                        Poland
                         TOWARZYSTWO FUNDUSZY INWESTYCYJNYCH BH S.A.                               Poland
                         TOWER SERVICE SP. z o.o.                                                  Poland
                    BERLIN REAL ESTATE B.V.                                                        Netherlands
                    CCSCI, INC.                                                                    Puerto Rico
                    CENTAUR INVESTMENT CORPORATION                                                 Delaware
                    CITI INVERSIONES, S.A. DE C.V.                                                 El Salvador
                         ADMINISTRADORA DE FONDOS DE PENSIONES CONFIA, S.A.*                       El Salvador
                         CITI VALORES DE EL SALVADOR S.A. DE C.V.                                  El Salvador
                    CITI MUTUAL FUNDS MANAGEMENT COMPANY S.A.                                      Greece
                    CITI-INFO, S.A. DE C.V.                                                        Mexico
                    CITI-INMOBILIARIA E INVERSIONES, S.A. DE C.V.                                  Honduras
                    CITIBANK (SLOVAKIA) A.S.                                                       Slovakia
                    CITIBANK A.S.                                                                  Czech Republic
                         CITICORP SECURITIES (CR), s.r.o.                                          Czech Republic
                    CITIBANK BELGIUM S.A./N.V.                                                     Belgium
                    CITIBANK BERHAD                                                                Malaysia
                         CITICORP NOMINEE (MALAYSIA) SENDIRIAN BERHAD                              Malaysia
                              CITICORP NOMINEES (ASING) SDN. BHD.                                  Malaysia
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 21
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              CITICORP NOMINEES (TEMPATAN) SDN. BHD.                               Malaysia
                    CITIBANK CANADA                                                                Canada
                         1084851 ONTARIO INC.                                                      Canada
                         1169513 ONTARIO INC.                                                      Canada
                         2490827 NOVA SCOTIA LIMITED                                               Canada
                         3121615 CANADA INC.                                                       Canada
                              PALACE PLACE LIMITED PARTNERSHIP                                     Canada
                         3278662 CANADA INC.                                                       Canada
                         3590861 CANADA INC.                                                       Canada
                         598299 ALBERTA LIMITED                                                    Canada
                         AVENIDA PLACE SHOPPING CENTRE LTD.                                        Canada
                         BERSHAW & COMPANY                                                         Canada
                         CHUDLEIGH FUNDING INC.                                                    Canada
                         CITIBANK CANADA INVESTMENT FUNDS LIMITED                                  Canada
                         CITIBANK NOMINEES LTD.                                                    Canada
                         CITICORP CAPITAL INVESTORS LTD.                                           Canada
                         CITICORP VENDOR FINANCE, LTD.                                             Canada
                    CITIBANK CAPITAL CORPORATION                                                   Cayman Is.
                    CITIBANK COLOMBIA*                                                             Colombia
                         CITITRUST COLOMBIA S.A. SOCIEDAD FIDUCIARIA*                              Colombia
                    CITIBANK-COLOMBIA (NASSAU) LIMITED                                             Bahamas
                         LEASING CITIBANK S.A. COMPANIA DE FINANCIAMIENTO COMERCIAL*               Colombia
                    CITIBANK ESPANA S.A.                                                           Spain
                         CANTABRA DE AVIACION, SOCIEDAD LIMITADA                                   Spain
                         CITI OPERACIONES A.I.E.*                                                  Spain
                         CITI RECOVERY, A.I.E.*                                                    Spain
                         CITIBANK BROKER CORREDURIA DE SEGUROS S.A.                                Spain
                         CITICONSULTING A.I.E.*                                                    Spain
                         CITIGESTION, SOCIEDAD GESTORA DE INSTITUCIONES DE
                           INVERSION COLECTIVA, S.A.                                               Spain
                         CITIHOUSE, S.A.                                                           Spain
                         CITIPENSIONES, ENTIDAD GESTORA DE FONDOS DE PENSIONES, S.A.               Spain
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 22
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    CITIBANK FINANCE LIMITED                                                       Singapore
                    CITIBANK HOLDINGS (FB) LLC                                                     Delaware
                    CITIBANK HOUSING FINANCE COMPANY LIMITED                                       Pakistan
                    CITIBANK INVESTMENT SERVICES LIMITED                                           Hong Kong
                    CITIBANK INVESTMENTS LIMITED*                                                  England
                         CHANNEL COLLECTIONS LIMITED                                               England
                         CIB PROPERTIES LIMITED                                                    England
                         CITI PENSIONS & TRUSTEES LIMITED                                          England
                         CITIBANK INTERNATIONAL plc                                                England
                              CITI-IMMOBILIER S.A.                                                 France
                              CITIBANK TRUSTEES (IRELAND) LIMITED                                  Ireland
                              CITIBANK, S.A.                                                       France
                              CITICORP VENDOR FINANCE (EUROPE) LTD                                 England
                                   COPELCO ASSET FINANCE LTD.                                      England
                                   COPELCO FINANCE SAS                                             France
                                   COPELCO LEASING GMBH                                            Germany
                              CYBERMATCH LIMITED                                                   England & Wales
                              VIDACOS NOMINEES LIMITED                                             England
                         CITIBANK LONDON NOMINEES LIMITED                                          England
                         CITIBANK PENSIONS TRUSTEES IRELAND LTD.                                   Ireland
                         CITICLIENT (CPF) NOMINEES LIMITED                                         Wales
                         CITICLIENT NOMINEES NO 1 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 2 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 3 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 4 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 5 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 6 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 7 LIMITED                                          Wales
                         CITICLIENT NOMINEES NO 8 LIMITED                                          Wales
                         CITICLIENT (CPF) NOMINEES NO 2 LIMITED                                    Wales
                         CITICORP CAPITAL LIMITED                                                  England
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                        Page 23
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         CITICORP TRUSTEE COMPANY LIMITED                                          England
                              NORWICH PROPERTY TRUST LIMITED                                       England
                         CITICORPORATE LIMITED                                                     England
                         CITIFRIENDS NOMINEE LIMITED                                               England
                         CITIGROUP (UK) PENSION TRUSTEE LIMITED                                    England
                         CITILOANS PLC                                                             England
                         CITINET LIMITED                                                           England
                         CITIVIC NOMINEES LIMITED                                                  England
                         CUIM NOMINEE LIMITED                                                      England
                         N.C.B. TRUST LIMITED                                                      England
                         NATIONAL CITY NOMINEES LIMITED                                            England
                         SNC CITI GESTION*                                                         France
                              SNC CITI MANAGEMENT*                                                 France
                    CITIBANK IRELAND FINANCIAL SERVICES plc                                        Ireland
                         CITIBANK INVESTMENT SERVICES IRELAND LTD.                                 Ireland
                         CITICORP (DUBLIN) FINANCE                                                 Ireland
                    CITIBANK MALAYSIA (L) LIMITED                                                  Malaysia
                    CITIBANK MERCADO DE CAPITALES, C.A. CITIMERCA, CASA DE BOLSA                   Venezuela
                    CITIBANK NIGERIA                                                               Nigeria
                    CITIBANK ROMANIA S.A.                                                          Romania
                    CITIBANK RT.                                                                   Hungary
                         CITICORP HUNGARY ADMINISTRATIVE SERVICES LTD.*                            Hungary
                         EKB KERESKEDELMI ES SZOLGALTATO KFT.                                      Hungary
                    CITIBANK SECURITIES (TAIWAN) LIMITED                                           Taiwan
                    CITIBANK SHIPPING BANK S.A.                                                    Greece
                    CITIBANK TANZANIA LIMITED                                                      Tanzania
                    CITIBANK UGANDA LIMITED                                                        Uganda
                    CITIBUSINESS-LEASING FINANCIAL SERVICES COMPANY LIMITED                        Hungary
                    CITICAPITAL LIMITED                                                            Thailand
                    CITICARD S.A.                                                                  Argentina
                    CITICORP (B) SDN. BHD.                                                         Brunei
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 24
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    CITICORP ADMINISTRADORA DE INVERSIONES S.A.                                    Argentina
                    CITICORP ASESORA DE SEGUROS S.A.                                               Argentina
                    CITICORP CAPITAL KOREA LIMITED                                                 Korea
                    CITICORP CAPITAL ASIA (TAIWAN) LTD.                                            Taiwan
                    CITICORP CAPITAL ASIA LIMITED                                                  Bahamas
                         CITICORP CHINA INVESTMENT MANAGEMENT (BVI) LIMITED                        British Virgin Is.
                         CITICORP CHINA INVESTMENT MANAGEMENT LIMITED                              Hong Kong
                         CVC ASIA PACIFIC LIMITED                                                  Hong Kong
                              CVC ASIA PACIFIC (AUSTRALIA) LIMITED                                 Hong Kong
                         KYOBO CHOICE F-3 TRUST                                                    Korea
                    CITICORP CAPITAL MARKETS SOCIEDAD ANONIMA                                      Argentina
                         CITICORP VALORES S.A. SOCIEDAD DE BOLSA*                                  Argentina
                    CITICORP CAPITAL MARKETS URUGUAY S.A.                                          Uruguay
                    CITICORP CAPITAL SDN. BHD.                                                     Malaysia
                    CITICORP COMMERCIAL FINANCE (H.K.) LTD.                                        Hong Kong
                    CITICORP CREDIT                                                                Guam
                    CITICORP DEUTSCHLAND AKTIENGESELLSCHAFT*                                       Germany
                         CCD IMMOBILIEN BETEILIGUNGS GMBH                                          Germany
                         CITIBANK BETEILIGUNGEN AKTIENGESELLSCHAFT                                 Germany
                              CITI SALES DIRECT GMBH                                               Germany
                              CITIBANK AKTIENGESELLSCHAFT*                                         Germany
                              CITIBANK PRIVATKUNDEN AG*                                            Germany
                         CITICORP CARD OPERATIONS GMBH                                             Germany
                         CITICORP DIENSTLEISTUNGS GMBH                                             Germany
                         CITICORP KARTENSERVICE GMBH                                               Germany
                         CITICORP LEASING (DEUTSCHLAND) GMBH                                       Germany

                              ACHTUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              ACHTZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              DREISSIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              EINUNDDREISSIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 25
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              EINUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany

                              FUENFUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              GAMMA TRANS LEASING VERWALTUNGS GMBH                                 Germany
                                    DREIUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                    FINANZIERUNGS-MANAGEMENT KG                                    Germany

                                   DREIZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany

                                   ELFTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany
                                   FUENFZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   ACHTE FINANZIERUNGS-MANAGEMENT KG                               Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   DRITTE FINANZIERUNGS-MANAGEMENT KG                              Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FUENFTE FINANZIERUNGS-MANAGEMENT KG                             Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   NEUNTE FINANZIERUNGS-MANAGEMENT KG                              Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   SECHSTE FINANZIERUNGS-MANAGEMENT KG                             Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   SIEBTE FINANZIERUNGS-MANAGEMENT KG                              Germany
                                   GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   VIERTE FINANZIERUNGS-MANAGEMENT KG                              Germany
                                   SECHZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany
                                   VIERZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany
                                   ZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany
                                   ZWOELFTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                                   FINANZIERUNGS-MANAGEMENT KG                                     Germany

                              NEUNUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              NEUNZEHNTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              SECHSUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              SIEBENUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany

                              VIERUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
                              ZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany

                              ZWEIUNDZWANZIGSTE GAMMA TRANS LEASING VERWALTUNGS GMBH & CO.
                              FINANZIERUNGS-MANAGEMENT KG*                                         Germany
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 26
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         CITICORP OPERATIONS CONSULTING GMBH                                       Germany
                         CITIFINANZBERATUNG GMBH                                                   Germany
                    CITICORP EUROPEAN SERVICE CENTER B.V.                                          Netherlands
                    CITICORP FINANCE (INDIA) LIMITED                                               India
                         CITICORP MARUTI FINANCE LTD.                                              India
                         CITIFINANCIAL RETAIL SERVICES INDIA LIMITED                               India

                    CITICORP FINANCE (THAILAND) LTD.                                               Thailand
                    CITICORP FINANCE INTERNATIONAL LTD.                                            Bermuda
                    CITICORP FINANCIAL SERVICES CORPORATION                                        Puerto Rico
                    CITICORP FINANCIAL SERVICES LIMITED                                            Hong Kong
                    CITICORP FINANZIARIA S.p.A.                                                    Italy
                    CITICORP FSC I LTD.                                                            Bermuda
                    CITICORP GENERAL INSURANCE AGENCY CORPORATION                                  Taiwan
                    CITICORP HOLDINGS (FB) LLC                                                     Delaware
                    CITICORP INSURANCE AGENCY CO., LTD.                                            Taiwan
                    CITICORP INTERNATIONAL LIMITED                                                 Hong Kong
                    CITICORP INTERNATIONAL SECURITIES FINANCE LTD                                  England
                         CITICORP INTERNATIONAL SECURITIES LTD                                     England
                    CITICORP INVERSORA S.A. GERENTE DE FONDOS COMUNES DE INVERSION                 Argentina
                    CITICORP INVESTICNI SPOLECNOST, a.s.                                           Czech Republic
                    CITICORP INVESTMENT BANK (SINGAPORE) LIMITED                                   Singapore
                    CITICORP LEASING (THAILAND) LIMITED                                            Thailand
                    CITICORP LEASING ARGENTINA S.A.                                                Argentina
                    CITICORP LEASING INTERNATIONAL, INC.                                           Delaware
                         CITICORP CARD SERVICES, INC.                                              Delaware
                              CITICORP DINERS CLUB JAPAN KABUSHIKI KAISHA                          Japan
                                   KABUSHIKI KAISHA DNC AGENCY                                     Japan
                         CITICORP CREDIT, INC.                                                     Japan
                         CITILEASE COMPANY LTD.                                                    Japan
                              AARHUS AIRCRAFT LTD.                                                 Japan
                              ADAMS AIRCRAFT LTD.                                                  Japan
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 27
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              ALPHA AIRCRAFT LTD.                                                  Japan
                              AMS AIRCRAFT LTD.                                                    Japan
                              ANDROMEDA CITIAIRCRAFT LTD.                                          Japan
                              ANSON AIRCRAFT LTD.                                                  Japan
                              ARBOGA AIRCRAFT LTD.                                                 Japan
                              ARIZONA AIRCRAFT LTD.                                                Japan
                              ARLANDA AIRCRAFT LTD.                                                Japan
                              ASCOT AIRCRAFT LTD.                                                  Japan
                              BALTIC AIRCRAFT LTD.                                                 Japan
                              BETA AIRCRAFT LTD.                                                   Japan
                              BIRMINGHAM AIRCRAFT LTD.                                             Japan
                              BISHOP AIRCRAFT LTD.                                                 Japan
                              BRISTOL AIRCRAFT LTD.                                                Japan
                              BROMMA AIRCRAFT LTD.                                                 Japan
                              BUNGA EMAS LTD.                                                      Japan
                              CABOT AIRCRAFT LTD.                                                  Japan
                              CALIFORNIA AIRCRAFT LTD.                                             Japan
                              CAMBRIDGE AIRCRAFT LTD.                                              Japan
                              CHARLIE AIRCRAFT LTD.                                                Japan
                              COLORADO AIRCRAFT LTD.                                               Japan
                              CONDOR AIRCRAFT LTD.                                                 Japan
                              COVENTRY AIRCRAFT LTD.                                               Japan
                              CROWN AIRCRAFT LTD.                                                  Japan
                              CRUX LEASING CO. LTD.                                                Japan
                              CSA ROBIN AIRCRAFT LTD.                                              Japan
                              CSA SWAN AIRCRAFT LTD.                                               Japan
                              CURIE AIRCRAFT LTD.                                                  Japan
                              DAINI CITIAIRCRAFT LTD.                                              Japan
                              DALLAS AIRCRAFT LTD.                                                 Japan
                              DELTA AIRCRAFT LTD.                                                  Japan
                              DENVER AIRCRAFT LTD.                                                 Japan
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 28
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              DETROIT AIRCRAFT LTD.                                                Japan
                              DONAU AIRCRAFT LTD.                                                  Japan
                              DRAKE AIRCRAFT LTD.                                                  Japan
                              EAGLE AIRCRAFT LTD.                                                  Japan
                              ECHO AIRCRAFT LTD.                                                   Japan
                              EIFFEL AIRCRAFT LTD.                                                 Japan
                              ELBE AIRCRAFT LTD.                                                   Japan
                              ELYSEE AIRCRAFT LTD.                                                 Japan
                              EMS AIRCRAFT LTD.                                                    Japan
                              ENNS LEASE CO., LTD.                                                 Japan
                              EPSILON AIRCRAFT LTD.                                                Japan
                              ERIE AIRCRAFT LTD.                                                   Japan
                              EUROPE AIRCRAFT LTD.                                                 Japan
                              FAIRFIELD AIRCRAFT LTD.                                              Japan
                              FLORIDA AIRCRAFT LTD.                                                Japan
                              FORNEBU AIRCRAFT LTD.                                                Japan
                              FOXTROT AIRCRAFT LTD.                                                Japan
                              GAMMA AIRCRAFT LTD.                                                  Japan
                              GOTEBORG AIRCRAFT LTD.                                               Japan
                              HAGUE AIRCRAFT LTD.                                                  Japan
                              HAVEL AIRCRAFT LTD.                                                  Japan
                              HONOLULU AIRCRAFT LTD.                                               Japan
                              HOUSTON AIRCRAFT LTD.                                                Japan
                              HUDSON AIRCRAFT LTD.                                                 Japan
                              HURON AIRCRAFT LTD.                                                  Japan
                              HUSKVARNA AIRCRAFT LTD.                                              Japan
                              ILLINOIS AIRCRAFT LTD.                                               Japan
                              INDIANA AIRCRAFT LTD.                                                Japan
                              ISAR AIRCRAFT LTD.                                                   Japan
                              ITHACA AIRCRAFT LTD.                                                 Japan
                              JL BLADE LEASE CO., LTD.                                             Japan
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 29
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              JL BLITZ LEASE CO., LTD.                                             Japan
                              JL CREST LEASE CO., LTD.                                             Japan
                              JL ROUGE LEASE CO., LTD.                                             Japan
                              JL SKYLINE LEASE CO., LTD.                                           Japan
                              JOTA AIRCRAFT LTD.                                                   Japan
                              JUPITER AIRCRAFT LTD.                                                Japan
                              KING AIRCRAFT LTD.                                                   Japan
                              KIRUNA AIRCRAFT LTD.                                                 Japan
                              KNIGHT AIRCRAFT LTD.                                                 Japan
                              KUSANAGI YUGEN KAISHA                                                Japan
                              LA AIRCRAFT LTD.                                                     Japan
                              LAHN AIRCRAFT LTD.                                                   Japan
                              LAMBDA AIRCRAFT LTD.                                                 Japan
                              LEONE LEASE LTD.                                                     Japan
                              LINDEN CITIAIRCRAFT LTD.                                             Japan
                              LIVERPOOL AIRCRAFT LTD.                                              Japan
                              LOIRE AIRCRAFT LTD.                                                  Japan
                              LONDON AIRCRAFT LTD.                                                 Japan
                              LOUVRE AIRCRAFT LTD.                                                 Japan
                              MADRID AIRCRAFT LTD.                                                 Japan
                              MAIN AIRCRAFT LTD.                                                   Japan
                              MANCHESTER AIRCRAFT LTD.                                             Japan
                              MAPLE AIRCRAFT LTD.                                                  Japan
                              MARSEILLES AIRCRAFT LTD.                                             Japan
                              MERCURY YUGEN KAISHA                                                 Japan
                              MELLERY AIRCRAFT LTD.                                                Japan
                              METTE AIRCRAFT LTD.                                                  Japan
                              MIAMI AIRCRAFT LTD.                                                  Japan
                              MICHIGAN AIRCRAFT LTD.                                               Japan
                              MILWAUKEE AIRCRAFT LTD.                                              Japan
                              MINNESOTA AIRCRAFT LTD.                                              Japan
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 30
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              MOSEL AIRCRAFT LTD.                                                  Japan
                              NASHVILLE AIRCRAFT LTD.                                              Japan
                              NECKAR AIRCRAFT LTD.                                                 Japan
                              NS CITITRAIN LTD.                                                    Japan
                              ODER AIRCRAFT LTD.                                                   Japan
                              OHIO AIRCRAFT LTD.                                                   Japan
                              OREGON AIRCRAFT LTD.                                                 Japan
                              OXFORD AIRCRAFT LTD.                                                 Japan
                              PARIS AIRCRAFT LTD.                                                  Japan
                              PEGASUS LEASING CO. LTD.                                             Japan
                              PHOENIX AIRCRAFT LTD.                                                Japan
                              QUEBEC AIRCRAFT LTD.                                                 Japan
                              QUEEN AIRCRAFT LTD.                                                  Japan
                              RHEIN AIRCRAFT LTD.                                                  Japan
                              ROTTER AIRCRAFT LTD.                                                 Japan
                              SAALE AIRCRAFT LTD.                                                  Japan
                              SAKURA FA CITIAIRCRAFT LTD.                                          Japan
                              SCOTT AIRCRAFT LTD.                                                  Japan
                              SEAGULL AIRCRAFT LTD.                                                Japan
                              SEATTLE AIRCRAFT LTD.                                                Japan
                              SIGMA AIRCRAFT LTD.                                                  Japan
                              ST. LOUIS AIRCRAFT LTD.                                              Japan
                              STAMFORD AIRCRAFT LTD.                                               Japan
                              STOCKHOLM AIRCRAFT LTD.                                              Japan
                              TACHIBANA FA CITIAIRCRAFT LTD.                                       Japan
                              TAMPA AIRCRAFT LTD.                                                  Japan
                              THETA AIRCRAFT LTD.                                                  Japan
                              TOKYO FA CITIAIRCRAFT LTD.                                           Japan
                              TORONTO AIRCRAFT LTD.                                                Japan
                              UPPSALA AIRCRAFT LTD.                                                Japan
                              UTRECHT AIRCRAFT LTD.                                                Japan
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 31
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              VANCOUVER AIRCRAFT LTD.                                              Japan
                              VERSAILLES AIRCRAFT LTD.                                             Japan
                              WASHINGTON AIRCRAFT LTD.                                             Japan
                              WINDSOR AIRCRAFT LTD.                                                Japan
                              ZWOLLE AIRCRAFT LTD.                                                 Japan
                    CITICORP MERCHANT BANK LIMITED                                                 Trinidad & Tobago
                         CITIBANK (TRINIDAD & TOBAGO) LIMITED                                      Trinidad & Tobago
                    CITICORP P.R. MORTGAGE, INC.                                                   Puerto Rico
                    CITICORP PENSION MANAGEMENT LTD.                                               Bahamas
                         COMPANIA PREVISIONAL CITI S.A.*                                           Argentina
                              EUROHOLDING SOCIEDAD ANONIMA S.A.                                    Argentina
                                   GENERAR ADMINISTRADORA DE FONDOS DE JUBILACIONES
                                     Y PENSIONES S.A.*                                             Argentina
                              SIEMBRA ADMINISTRADORA DE FONDOS DE JUBILACIONES Y PENSIONES S.A.*   Argentina
                    CITICORP SECURITIES (JAPAN) LIMITED                                            Cayman Is.
                    CITICORP SECURITIES (THAILAND) LTD.                                            Thailand
                    CITICORP SECURITIES BOLIVIA S.A.                                               Bolivia
                    CITICORP SECURITIES INTERNATIONAL (RP) INC.                                    Philippines
                         CITICORP FINANCIAL SERVICES AND INSURANCE BROKERAGE PHILIPPINES, INC.*    Philippines
                         VERITAS HOLDINGS LIMITED                                                  British Virgin Is.
                    CITICORP SERVICES (JAPAN) LTD.                                                 Cayman Is.
                    CITICORP SERVICES LIMITED                                                      New Zealand
                         ADVANCED FUTURES LIMITED                                                  New Zealand
                         CITIBANK GLOBAL ASSET MANAGEMENT LIMITED                                  New Zealand
                         CITIBANK NOMINEES (NEW ZEALAND) LIMITED                                   New Zealand
                         CITICORP NEW ZEALAND LIMITED                                              New Zealand
                         FUTURE TECHNOLOGY LIMITED                                                 New Zealand
                         OPTIONAL DEVELOPMENT HOLDINGS LIMITED                                     New Zealand
                         SEABIRD LIMITED                                                           New Zealand
                         TWOSTARZ TRUSTEE LIMITED                                                  New Zealand
                    CITICORP SERVIUM S.A.                                                          Peru
                         CITICORP PERU S.A. SOCIEDAD AGENTE DE BOLSA*                              Peru
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 32
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                              CITICORP PERU SOCIEDAD TITULIZADORA S.A.*                            Peru
                         CITILEASING S.A.*                                                         Peru
                    CITICORP SUBSAHARA INVESTMENTS, INC.                                           Delaware
                    CITICORP TRADE SERVICES (MALAYSIA) SENDIRIAN BERHAD                            Malaysia
                    CITICORP TRUSTEE (SINGAPORE) LIMITED                                           Singapore
                    CITICORP VENTURES PHILIPPINES, INC.                                            Philippines
                    CITICREDITO S.A.                                                               Honduras
                    CITIDATOS S.A.                                                                 Ecuador
                    CITIFINANCE LIMITED                                                            Jamaica
                         CITIMERCHANT BANK LIMITED                                                 Jamaica
                    CITIFINANCE S.A.                                                               Haiti
                    CITIGROUP CAPITAL FINANCE IRELAND LIMITED                                      England
                         CITIGROUP PARTNERS UK*                                                    England
                    CITINVERSIONES, S.A.                                                           Guatemala
                    CITILEASE (KOREA) INC.                                                         Korea
                    CITILEASE FINANSAL KIRALAMA ANONIM SIRKETI                                     Turkey
                    CITILEASING (HUNGARY) LTD.                                                     Hungary
                    CITILEASING EGYPT S.A.E.                                                       Egypt
                    CITILEASING s.r.o.                                                             Czech Republic
                    CITINVEST CASA DE BOLSA SOCIEDAD ANONIMA                                       Paraguay
                    CITINVESTMENT CHILE LIMITED                                                    Bahamas
                    CITIPROPERTIES (BVI) LIMITED                                                   British Virgin Is.
                         CITIREALTY CHINA (BVI) LIMITED                                            British Virgin Is.
                    CITISEGUROS PUERTO RICO, INC.                                                  Puerto Rico
                    CITISERVICE S.p.A.                                                             Italy
                    CITITRUST (BAHAMAS) LIMITED                                                    Bahamas
                         ALBACORE INVESTMENTS, LTD.                                                Bahamas
                         ANTARES ASSOCIATES LIMITED                                                Bahamas
                         ASTAIRE ASSOCIATES LIMITED                                                Bahamas
                         BEACONSFIELD HOLDINGS LIMITED                                             Bahamas
                         CITITRUST SERVICES LIMITED                                                Bahamas
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 33
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         DONAT INVESTMENTS S.A.                                                    Bahamas
                         FIRST NATIONAL NOMINEES, LTD.                                             Bahamas
                         HITCHCOCK INVESTMENTS S.A.                                                Bahamas
                         MADELEINE INVESTMENTS S.A.                                                Bahamas
                         PROVIDENCE ASSOCIATES, LTD.                                               Bahamas
                    CITITRUST (CAYMAN) LIMITED                                                     Cayman Is.
                         BRENNAN LIMITED                                                           Switzerland
                         BUCHANAN LIMITED                                                          Switzerland
                         TYLER LIMITED                                                             Switzerland
                    CITITRUST (JERSEY) LIMITED                                                     Channel Is.
                         SECUNDUS NOMINEES (JERSEY) LIMITED                                        Channel Is.
                         TERTIUS NOMINEES (JERSEY) LIMITED                                         Channel Is.
                    CITITRUST (KENYA) LIMITED                                                      Kenya
                    CITITRUST (MAURITIUS) LIMITED                                                  Mauritius
                    CITITRUST (SINGAPORE) LIMITED                                                  Singapore
                    CITITRUST (SWITZERLAND) LIMITED                                                Switzerland
                    CITITRUST AND BANKING CORPORATION                                              Japan
                    CITIVALORES DE HONDURAS, S.A.                                                  Honduras
                    CITIVALORES, S.A.                                                              Guatemala
                    CITIVALORES, S.A.                                                              Panama
                    CJSC CITIBANK KAZAKHSTAN                                                       Kazakhstan
                    COPELCO CAPITAL (PUERTO RICO), INC.                                            Puerto Rico
                    CORPIFEXSA, CORPORACION DE INVERSIONES Y FOMENTO DE EXPORTACIONES S.A.         Ecuador
                         CITITRADING S.A. CASA DE VALORES                                          Ecuador
                         INMOCITI S.A.                                                             Ecuador
                              INMOBIRENTSA S.A.                                                    Ecuador
                    CORPORACION CITIBANK G.F.C. S.A.                                               Costa Rica
                         ASESORES CORPORATIVOS DE COSTA RICA, S.A.                                 Costa Rica
                         CITIBANK (COSTA RICA) SOCIEDAD ANONIMA                                    Costa Rica
                         CITIVALORES PUESTO DE BOLSA, S.A.                                         Costa Rica
                    CREINVEST B.V.                                                                 Netherlands
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 34
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    DECAJO FINANCE ApS                                                             Denmark
                    DECMONT 1 LLC                                                                  Delaware
                         DECMONT 2 LLC                                                             Delaware
                    DINERS CLUB (THAILAND) LIMITED, THE                                            Thailand
                    DINERS CLUB ARGENTINA S.A.C. Y DE T.                                           Argentina
                         DINERS TRAVEL S.A.C. Y DE T.                                              Argentina
                         SERVICIOS COMERCIALES S.A.C.I.M. Y F.                                     Argentina
                    DINERS CLUB DE MEXICO S.A. DE C.V.                                             Mexico
                    DINERS CLUB INTERNATIONAL (HONG KONG) LIMITED                                  Hong Kong
                    DINERS CLUB INTERNATIONAL (TAIWAN) LIMITED                                     Taiwan
                    DINERS CLUB OF GREECE, S.A.                                                    Greece
                    DINERS CLUB URUGUAY S.A.                                                       Uruguay
                         DINERS CLUB PARAGUAY S.A.                                                 Paraguay
                    e-SERVE INTERNATIONAL LIMITED - EMPLOYEES' WELFARE TRUST                       India
                    ENITI LLC                                                                      Delaware
                    EUROMAIA FINANCE LLC                                                           Delaware
                    FARFALLA PRIMA LLC                                                             Delaware
                         FARFALLA SECONDA LLC                                                      Delaware
                    FIMEN S.A.                                                                     Belgium
                         CITICORP INSURANCE SERVICES S.A./N.V.                                     Belgium
                              CITIBANK INSURANCE SERVICES S.A.                                     Greece
                    FNC-COMERCIO E PARTICIPACOES LTDA.                                             Brazil
                         CHELSEA-EMPREENDIMENTOS E PARTICIPACOES LIMITADA                          Brazil
                         CITI CP MERCANTIL S.A.                                                    Brazil
                         CITIBANK LEASING S.A.-ARRENDAMENTO MERCANTIL                              Brazil
                         CITICORP CORRETORA DE SEGUROS S.A.                                        Brazil
                    FOFIP S.A.                                                                     Uruguay
                    FOREMOST INVESTMENT CORPORATION                                                Delaware
                    FOURSTARZ LLC                                                                  Delaware
                         FIVESTARZ LLC                                                             Delaware
                              STARZTRUST                                                           Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 35
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         ONESTARZ INTERNATIONAL TRADE AND INVESTMENTS CORPORATION                  Delaware
                    FREPERP 1 LLC                                                                  Delaware
                         FREPERP 2 LLC                                                             Delaware
                    FUTURE FINANCIAL CORPORATION                                                   Delaware
                         FUTURE MORTGAGES LIMITED                                                  England & Wales
                              FUTURE MORTGAGES 1 LIMITED                                           England & Wales
                    HANSEATIC REAL ESTATE B.V.*                                                    Netherlands
                    INARCO INTERNATIONAL BANK N.V.                                                 Aruba
                    INTERCITI, LTD.                                                                Belize
                         CREDIT CARD SERVICES MIDDLE EAST S.A.                                     Panama
                    INTERCO (INTERMEDIACIONES COMERCIALES) S.A.                                    Bolivia
                    INTERNATIONAL FINANCE ASSOCIATES, B.V.                                         Netherlands
                         CITICORP INVESTMENT BANK (THE NETHERLANDS) N.V.                           Netherlands
                         CITICORP LEASING NEDERLAND, B.V.                                          Netherlands
                    INVERSIONES CITICORP (R.D.), S.A.                                              Dominican Republic
                    INVERSIONES Y ADELANTOS, C.A.                                                  Venezuela
                    JKO PRIMA LLC                                                                  Delaware
                         JKO SECONDA LLC                                                           Delaware
                    JSCB CITIBANK (UKRAINE)                                                        Ukraine
                    MENARA CITI HOLDING COMPANY SDN. BHD.                                          Malaysia
                    NESSUS INVESTMENT CORPORATION                                                  Delaware
                         CITIBANK LIMITED                                                          Australia
                              OUTSOURCING INVESTMENTS PTY. LIMITED                                 Australia
                                   INTEGRATED PROCESSING SOLUTIONS PTY. LIMITED                    Australia
                              CITICORP CAPITAL MARKETS AUSTRALIA LIMITED                           Australia
                                   CITIFUTURES LIMITED                                             Australia
                                   CITISECURITIES LIMITED                                          Australia
                              CITICORP EQUITY CAPITAL LIMITED                                      Australia
                              CITICORP GROUP SUPERANNUATION LIMITED                                Australia
                              CITICORP INVESTMENTS LIMITED*                                        Australia
                              CITICORP LIMITED                                                     Australia
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 36
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                                   CITICORP GENERAL INSURANCE LIMITED                              Australia
                                   CITICORP LIFE INSURANCE LIMITED                                 Australia
                              CITICORP NOMINEES PTY. LIMITED                                       Australia
                              ONEPORT PTY LIMITED                                                  Australia
                              PHINDA PTY. LIMITED                                                  Australia
                              REMITTANCE COLLECTION SERVICES LIMITED                               Australia
                              TARWOOD PTY. LIMITED                                                 Australia
                         DINERS CLUB PTY. LTD.*                                                    Australia
                    NOSTRO INVESTMENT CORPORATION                                                  Delaware
                    P.T. CITICORP FINANCE INDONESIA                                                Indonesia
                    P.T. CITICORP SECURITIES INDONESIA                                             Indonesia
                    PAVEC DEVELOPMENTS LIMITED                                                     Ireland
                    PERPICA LLC                                                                    Delaware
                    PREMIUM FINANCE NO. 3 C.V.                                                     Netherlands
                         CITICORP CAPITAL PHILIPPINES, INC.*                                       Philippines
                    PROVENCRED 1                                                                   Cayman Is.
                         PROVENCRED 2                                                              Cayman Is.
                         SILEFED S.R.L.                                                            Argentina
                    REPFIN LTDA.                                                                   Colombia
                         CITIINSURANCE AGENCIA DE SEGUROS LTDA.                                    Colombia
                         CITIVALORES S.A. COMISIONISTA DE BOLSA*                                   Colombia
                         COMPANIA EXPORTADORA CITYEXPORT S.A.*                                     Colombia
                    SALOMON SMITH BARNEY (CHILE) S.A.                                              Chile
                         CITICORP CHILE ADMINISTRADORA DE FONDOS DE INVERSION S.A.                 Chile
                         CITICORP CHILE ADMINISTRADORA DE FONDOS MUTUOS S.A.                       Chile
                         FINAUTO S.A.                                                              Chile
                         INVERSIONES Y FINANCIAMIENTOS COMERCIALES S.A.                            Chile
                         SALOMON SMITH BARNEY (CHILE) S.A. CORREDORES DE BOLSA                     Chile
                         SERVICIOS FINANCIEROS CITIBANK (CHILE) S.A.                               Chile
                    SCOTTISH PROVIDENT (IRISH HOLDINGS) LIMITED                                    Ireland
                    SEPRACI 3 LLC                                                                  Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 37
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                         SEPRACI 1 LLC                                                             Delaware
                              SEPRACI 2 LLC                                                        Delaware
                    TARJETAS DE CHILE S.A.                                                         Chile
                    VIALATTEA LLC                                                                  Delaware
                         BUCONERO LLC                                                              Delaware
                    YONDER INVESTMENT CORPORATION                                                  Delaware
                         LATIN AMERICAN INVESTMENT BANK BAHAMAS LIMITED                            Bahamas
                              BRAZIL BOND TRUST                                                    New York
                              CITIBANK BRAZILIAN ANNEX VI TRUST                                    New York
                                   FOREIGN INVESTMENT FUNDO RENDA FIXA CAPITAL ESTRANGEIRO         Brazil
                              CITIBRAZIL BOND FUND-FUNDO DE RENDA FIXA CAPITAL ESTRANGEIRO*        Brazil
                              MOPONI HOLDINGS N.V.*                                                Netherlands Antilles
                    ZAO "CITIBANK"                                                                 Russia
               CITIBANK STRATEGIC TECHNOLOGY INC.                                                  Delaware
               CITIBANK ZAMBIA LIMITED                                                             Zambia
                    CITIBUREAU ZAMBIA LIMITED                                                      Zambia
               CITICAPITAL COMMERCIAL CORPORATION                                                  Delaware
                    ASSOCIATES CAPITAL INVESTMENTS, L.L.C.                                         Delaware
                         JOLIET GENERATION II, LLC                                                 Delaware
                         POWERTON GENERATION II, LLC                                               Delaware
                    ASSOCIATES CAPITAL SERVICES CORPORATION                                        Indiana
                    ASSOCIATES COMMERCIAL CORPORATION [AL]                                         Alabama
                    ASSOCIATES COMMERCIAL CORPORATION OF LOUISIANA                                 Louisiana
                    ASSOCIATES COMMERCIAL LEASING COMPANY, INC.                                    Delaware
                    CITICAPITAL COMMERCIAL LEASING CORPORATION                                     Indiana
                         ASSOCIATES/TRANS-NATIONAL LEASING, INC.                                   Delaware
                         FLEETMARK, INC.                                                           Tennessee
                         UNITED STATES FLEET LEASING, INC.                                         California
                    CITICAPITAL SMALL BUSINESS FINANCE, INC.                                       Delaware
                    FRUEHAUF FINANCE COMPANY                                                       Michigan
                    GREAT DANE FINANCE COMPANY                                                     Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 38
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    PREMIUM LEASE & FINANCE, LLC                                                   Delaware
                    VT FINANCE, INC.                                                               Delaware
               CITICORP ELECTRONIC COMMERCE, INC.                                                  New York
               CITICORP FINANCE PUERTO RICO, INC.                                                  Puerto Rico
               CITICORP FINANCIAL GUARANTY HOLDINGS, INC.                                          Delaware
               CITICORP INSURANCE SERVICES, INC.                                                   Delaware
               CITICORP INTERIM SERVICES, INC.                                                     Delaware
                    ADV ELEVEN, INC.                                                               Delaware
                    AZ NOTES CORP.                                                                 Arizona
                    MONACO ART CORP.                                                               New York
                    MBBT CORP.                                                                     Florida
                    MR ABLES INC.                                                                  New York
               CITICORP INVESTMENT SERVICES                                                        Delaware
               CITICORP LEASING, INC.                                                              Delaware
                    ADV THREE, INC.                                                                Delaware
                    CM FSC II LIMITED                                                              Bermuda
                    CM FSC III LIMITED                                                             Bermuda
                    CM FSC IV, LTD.                                                                Bermuda
                    CPI LEASING CORP.                                                              Connecticut
               CITICORP PAYMENT SERVICES, INC.                                                     Delaware
               CITICORP REAL ESTATE, INC.                                                          Delaware
               CITICORP TRUST, N.A. (FLORIDA)                                                      USA
               CITICORP TRUST, NATIONAL ASSOCIATION                                                USA
               CITICORP USA, INC.                                                                  Delaware
                    CITIGROUP CCDE INVESTMENT FUND LLC                                             Delaware
               CITICORP VENDOR FINANCE, INC.                                                       Delaware
                    COPELCO CAPITAL FUNDING CORP. I                                                Delaware
                    COPELCO CAPITAL FUNDING CORP. II                                               Delaware
                    COPELCO CAPITAL FUNDING CORP. III                                              Delaware
                    COPELCO CAPITAL FUNDING CORP. IV                                               Delaware
                    COPELCO CAPITAL FUNDING CORP. V                                                Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 39
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    COPELCO CAPITAL FUNDING CORP. VI                                               Delaware
                    COPELCO CAPITAL FUNDING CORP. VIII                                             Delaware
                    COPELCO CAPITAL FUNDING CORP. IX                                               Delaware
                    COPELCO CAPITAL FUNDING CORP. X                                                Delaware
                    COPELCO CAPITAL FUNDING CORP. XI                                               Delaware
                    COPELCO CAPITAL FUNDING LLC 2000-1                                             Delaware
                    COPELCO CAPITAL FUNDING LLC 2000-2                                             Delaware
                    COPELCO CAPITAL FUNDING LLC 98-1                                               Delaware
                    COPELCO CAPITAL FUNDING LLC 99-1*                                              Delaware
                    COPELCO CAPITAL FUNDING LLC 99-B                                               Delaware
                    COPELCO CAPITAL RECEIVABLES LLC                                                Delaware
                    COPELCO CAPITAL RESIDUAL FUNDING LLC I                                         Delaware
                    COPELCO CREDIT FUNDING CORP. IX                                                Delaware
                    COPELCO EQUIPMENT LEASING CORPORATION                                          Delaware
                    COPELCO MANAGEMENT SERVICES, INC.                                              Delaware
                    COPELCO MANAGER, INC.                                                          Delaware
                    NATIONAL EQUIPMENT RENTAL PROGRAM, INC.                                        Delaware
               CITICORP VENTURE CAPITAL LTD.                                                       New York
               CITIFLIGHT, INC.                                                                    Delaware
               CITIGROUP/EAB SERVICES LLC                                                          Delaware
               CITIMAE, INC.                                                                       Delaware
               CITIMORTGAGE, INC.                                                                  Delaware
                    CITICORP CREDIT SERVICES, INC. (MARYLAND)                                      Delaware
                    CITICORP MORTGAGE SECURITIES, INC.                                             Delaware
                    CMC INSURANCE AGENCY, INC.                                                     Michigan
                    EKS CORP.                                                                      Delaware
                    MHMC INSURANCE AGENCY, INC.                                                    Michigan
                    SOMSC SERVICES, INC.                                                           Michigan
               CITIPARTNERS SERVICES GROUP A.I.E.*                                                 Spain
               CITITRUST LIMITED                                                                   Hong Kong
               CITYSPIRE REALTY CORP.                                                              New York
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 40
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
               DRAKE & CO., LLC                                                                    Delaware
               EAB COMMUNITY DEVELOPMENT CORP.                                                     New York
               EAB MORTGAGE COMPANY, INC.                                                          New York
               EXCT LLC                                                                            Hawaii
                    EXCT HOLDINGS, INC.                                                            Hawaii
                         EXCT LIMITED PARTNERSHIP*                                                 Hawaii
               GERLACH (NOMINEE) & CO., L.L.C.                                                     Delaware
               HANK & CO., L.L.C.                                                                  Delaware
               HURLEY & CO., L.L.C.                                                                Delaware
               INTERNATIONAL EQUITY INVESTMENTS, INC.                                              Delaware
                    CVC/OPPORTUNITY EQUITY PARTNERS, L.P.                                          Cayman Is.
                         525 PARTICIPACOES S.A.                                                    Brazil
                    SWEET RIVER FUND                                                               Cayman Is.
                         BELAPART S.A.                                                             Brazil
                              OPPORTUNITY PRIME FUNDO MUTUO DE INVESTIMENTO EM
                               ACOES-CARTEIRA LIVRE*                                               Brazil
                                   ELETRON S.A.*                                                   Brazil
               ISLAND ABODES CORP.                                                                 New York
               KING (NOMINEE) & CO., L.L.C.                                                        Delaware
               KORDULA & CO., L.L.C.                                                               Delaware
               NIMER & CO., L.L.C.                                                                 Delaware
               PENY & CO., L.L.C.                                                                  Delaware
               PERENNIALLY GREEN, INC.                                                             New York
               STATELY & CO., L.L.C.                                                               Delaware
               STORMS & CO., L.L.C.                                                                Delaware
               STUART & CO., L.L.C.                                                                Delaware
               SWEENEY & CO., L.L.C.                                                               Delaware
               TWELVE POLO REALTY, INC.                                                            New York
               UNIVERSAL CARD SERVICES CORP.                                                       Delaware
                    UNIVERSAL BANCORP SERVICES, INC.                                               Delaware
                    UNIVERSAL BANK, N.A.                                                           Delaware
                         UNIVERSAL CARD SERVICES LLC                                               Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 41
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
               WASCO FUNDING CORP.                                                                 New York
               WEBER & CO., L.L.C.                                                                 Delaware
          CITICORP (MEXICO) HOLDINGS LLC                                                           Delaware
          CITICORP BANKING CORPORATION                                                             Delaware
               BEST MARKET S.A.                                                                    Argentina
               CITI FCP S.A.                                                                       Luxembourg
               CITI ISLAMIC INVESTMENT BANK                                                        Bahrain
               CITI ISLAMIC PORTFOLIOS S.A.                                                        Luxembourg
               CITIACCIONES FLEXIBLE, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN*                   Mexico
               CITIBANK (SWITZERLAND)                                                              Switzerland
               CITIBANK, FEDERAL SAVINGS BANK                                                      USA
                    CITIBANK INSURANCE AGENCY, INC.                                                Illinois
                    CITIBANK MORTGAGE SERVICES, INC.                                               Florida
                    CITIBANK SERVICE CORPORATION                                                   California
                    CITICORP FINANCIAL SERVICES CORPORATION (D.C.)                                 District of Columbia
                    CITICORP INSURANCE AGENCY, INC.                                                District of Columbia
                    FIRST SAVINGS CORPORATION                                                      Illinois
                    HOLIDAY HARBOR MANAGEMENT CORPORATION                                          Florida
                    WEST SUBURBAN INVESTMENTS, INC.                                                Illinois
                         FIRST PADDLE CREEK, INC.                                                  Florida
                         WEST FLORIDA INVESTMENTS, INC.                                            Florida
                         WEST SUBURBAN INVESTMENTS, INC. OF CALIFORNIA                             California
                         WEST SUBURBAN INVESTMENTS, INC. OF COLORADO                               Colorado
               CITICORP (JERSEY) LIMITED                                                           Channel Is.
               CITICORP CAPITAL INVESTORS EUROPE LIMITED                                           Delaware
               CITICORP COMMUNITY DEVELOPMENT, INC.                                                New York
               CITICORP DATA SYSTEMS INCORPORATED                                                  Delaware
               CITICORP DELAWARE SERVICES, INC.                                                    Delaware
               CITICORP FUNDING, INC.                                                              Delaware
               CITICORP GLOBAL HOLDINGS, INC.                                                      Delaware
               CITICORP GLOBAL TECHNOLOGY, INC.                                                    Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 42
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
               CITICORP INFORMATION TECHNOLOGY, INC.                                               Delaware
               CITICORP INSURANCE USA, INC.                                                        Vermont
               CITICORP INTERNATIONAL FINANCE CORPORATION                                          Delaware
                    BRAZIL HOLDINGS INC. LIMITED                                                   Bahamas
                    CITICORP MERCANTIL-PARTICIPACOES E INVESTIMENTOS S.A.                          Brazil
               CITICORP INTERNATIONAL INSURANCE COMPANY, LTD.                                      Bermuda
               CITICORP INTERNATIONAL TECHNOLOGY, INC.                                             Delaware
               CITICORP INTERNATIONAL TRADE INDEMNITY, INC.                                        New Jersey
               CITICORP INTERNATIONAL TRADING COMPANY, INC.                                        Delaware
                    CITICOM DE MEXICO, S.A. DE C.V.                                                Mexico
                    CITICORP INTERNATIONAL TRADING COMPANY (BAHAMAS) LTD.                          Bahamas
                    CITICORP INTERNATIONAL TRADING COMPANY ARGENTINA S.A.                          Argentina
                    CITICORP TRADING S.A.                                                          Brazil
                    COMERCIALIZADORA CITICORP, S.A.                                                Dominican Republic
                    ESMERIL TRADING LDA                                                            Portugal
                         MARCHANTE TRADING LDA                                                     Portugal
                         RICHEMONT SERVICOS LDA                                                    Portugal
                         TREVANO SERVICOS E GESTAO LDA                                             Portugal
                         TURBANTE COMERCIO INTERNACIONAL LDA                                       Portugal
                         VILACETE INVESTIMENTOS E GESTAO LDA                                       Portugal
               CITICORP INVESTMENT MANAGEMENT (LUXEMBOURG) S.A.                                    Luxembourg
               CITICORP INVESTMENT PARTNERS, INC.                                                  Delaware
               CITICORP SECURITIES ASIA PACIFIC LIMITED                                            Hong Kong
                    ASIA INVESTORS LLC*                                                            Delaware
                    CITIBANK GLOBAL ASSET MANAGEMENT (ASIA) LIMITED                                Hong Kong
                    CITICORP SECURITIES INVESTMENT CONSULTING INC.                                 Taiwan
               CITICORP STRATEGIC TECHNOLOGY CORPORATION                                           Delaware
                         EZLOGIN.COM INC.                                                          California
                         SPYONIT.COM, INC.                                                         Delaware
                         TANTAU SOFTWARE                                                           Delaware
                         YRLESS INTERNET CORPORATION                                               Ontario, Canada
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 43
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
                    ORBIAN MANAGEMENT LIMITED                                                      England
               CITICORP TECHNOLOGY HOLDINGS INC.                                                   Delaware
                    ORBITECH SOLUTIONS LIMITED                                                     India
                         CITICORP BROKERAGE (INDIA) LIMITED                                        India
                         ORBITECH SOLUTIONS LIMITED                                                India
               CITICORP TRUST COMPANY (MARYLAND)                                                   Maryland
               CITICORP VENTURE CAPITAL MANAGER HOLDINGS, LTD.                                     Delaware
                    CITICORP VENTURE CAPITAL MANAGEMENT LLC                                        Delaware
               CITIDEL, INC.                                                                       Delaware
               CITIFOCUS S.A.                                                                      Luxembourg

               CITIFONDO DE LIQUIDEZ, S.A. DE C.V, SOCIEDAD DE INVERSION EN INSTRUMENTOS           Mexico
               DE DEUDA PARA PERSONAS FISICAS*
               CITIFONDO GUBERNAMENTAL, S.A. DE C.V., SOCIEDAD DE INVERSION EN INSTRUMENTOS        Mexico
               DE DEUDA PARA PERSONAS MORALES
               CITIFONDO INSTITUCIONAL, S.A. DE C.V, SOCIEDAD DE INVERSION EN INSTRUMENTOS         Mexico
               DE DEUDA PARA PERSONAS
               CITIGROUP PROPERTY LIMITED                                                          England
               CITIGROUP WASHINGTON, INC.                                                          District of Columbia
               CITILIFE S.A./N.V.                                                                  Belgium
               CITIMARKETS S.A.                                                                    Luxembourg
               CITIMONEY S.A.                                                                      Luxembourg
               CITIPLAZO, S.A. DE C.V., SOCIEDAD DE INVERSION EN INSTRUMENTOS DE DEUDA*            Mexico
               CITIRENTA, S.A. DE C.V., SOCIEDAD DE INVERSION EN INSTRUMENTOS DE DEUDA             Mexico
               CITISHARE CORPORATION                                                               Delaware
               CITITRUST S.P.A.-ISTITUTO FIDUCIARIO                                                Italy
               CMI OF DELAWARE, INC.                                                               Delaware
               CORPORACION INVERSORA DE CAPITALES S.R.L.                                           Argentina
               COPELCO REINSURANCE COMPANY, LTD.                                                   Bermuda
               COURT SQUARE CAPITAL LIMITED                                                        Delaware
                    CHASE ACQUISITION CORP.                                                        Delaware
                    CHROMCRAFT REVINGTON, INC.                                                     Delaware
                    CITICORP VENTURE CAPITAL GP HOLDINGS, LTD.                                     Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 44
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
                         CVC PARTNERS, LLC                                                         Delaware
                    CITICORP VENTURE CAPITAL LP HOLDINGS, LTD.                                     Delaware
                         CITICORP VENTURE CAPITAL EQUITY PARTNERS LP*                              Delaware
                              DELCO REMY INTERNATIONAL, INC.                                       Delaware
                              FLENDER HOLDING COMPANY S.A.                                         Luxembourg
                              STRATEGIC INDUSTRIES, LLC                                            Maryland
                    FCC HOLDING CORPORATION                                                        Delaware
                    MSX INTERNATIONAL, INC.*                                                       Delaware
                    TBW LLC                                                                        New York
               CROSSMAR, INC.                                                                      Delaware
               GENERAR COMPANIA DE SEGUROS DE RETIRO S.A.                                          Argentina
               HOUSING SECURITIES, INC.                                                            Delaware
               INVERSIONES CITIMINERA S.A.                                                         Chile
               MORTGAGE CAPITAL FUNDING INC.                                                       Delaware
               ORBIAN CORPORATION                                                                  Delaware
                    ORBIAN (UK) LIMITED                                                            England
               PROVIDENCIA COMPANIA DE SEGUROS DE VIDA S.A.                                        Argentina
               SIEMBRA SEGUROS DE RETIRO S.A.                                                      Argentina
               SIEMBRA SEGUROS DE VIDA S.A.                                                        Argentina
               UNIVERSAL FINANCIAL CORP.                                                           Utah
          CITICORP CAPITAL I                                                                       Delaware
          CITICORP CAPITAL II                                                                      Delaware
          CITICORP CAPITAL III                                                                     Delaware
          CITICORP CAPITAL INVESTORS, LIMITED                                                      Delaware
               CITICORP MEZZANINE PARTNERS III, L.P.                                               Delaware
               CITICORP MEZZANINE PARTNERS, L.P.                                                   New York
               CVC CAPITAL FUNDING, INC.                                                           Delaware
                    CVC CAPITAL FUNDING, LLC                                                       Delaware
               WORLD EQUITY PARTNERS, L.P.                                                         Delaware
               WORLD SUBORDINATED DEBT PARTNERS, L.P.                                              Delaware
          CITICORP CREDIT SERVICES, INC.                                                           Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 45
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
          CITICORP ELECTRONIC FINANCIAL SERVICES, INC.                                             New York
               CITICORP SERVICES INC.                                                              Delaware
          CITICORP NATIONAL SERVICES, INC.                                                         Delaware
          CITICORP NORTH AMERICA, INC.                                                             Delaware
               ADV ONE, INC.                                                                       Delaware
               ASSET D VEHICLE, INC.                                                               Delaware
               CITICORP CHURCHILL LEASE, INC.                                                      Delaware
               CITICORP EPIC FINANCE, INC.                                                         Delaware
               CITICORP FSC II LTD.                                                                Bermuda
               CITICORP GLOBAL LEASE, INC.                                                         Delaware
               CITICORP MT AQUARIUS SHIP, INC.                                                     Delaware
               CITICORP MT ARIES SHIP, INC.                                                        Delaware
               CITICORP SIERRA LEASE, INC.                                                         Delaware
               CITICORP TRANSLEASE, INC.                                                           Delaware
                    CGI CAPITAL, INC.                                                              Delaware
                    CITICORP LEASING (ALYESKA), INC.                                               Delaware
                    CITICORP LESCAMAN, INC.                                                        New York
                    CITICORP PETROLEASE, INC.                                                      Delaware
                    CITICORP TULIP LEASE, INC.                                                     Delaware
                         CM LEASING MEMBER 1995 TRUST-A2                                           Delaware
                    CITIMARLEASE (BURMAH I), INC.                                                  Delaware
                         CITIMARLEASE (BURMAH I), INC. UTA (9/28/72)*                              Delaware
                    CITIMARLEASE (BURMAH LIQUEGAS), INC.                                           Delaware
                         CITIMARLEASE (BURMAH LIQUEGAS), INC. UTA (9/28/72)*                       Delaware
                    CITIMARLEASE (BURMAH LNG CARRIER), INC.                                        Delaware
                         CITIMARLEASE (BURMAH LNG CARRIER), INC. UTA (9/28/72)*                    Delaware
                    CITIMARLEASE (FULTON), INC.                                                    Delaware
                    CITIMARLEASE (WHITNEY), INC.                                                   Delaware
               CM FSC I LTD.                                                                       Bermuda
               CM LEASING MEMBER 1995 TRUST-A1                                                     Delaware
                    CM NORTH AMERICA HOLDING COMPANY*                                              Canada
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 46
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
                         CM LEASING COMPANY*                                                       Canada
                    CM TULIP HOLDING COMPANY*                                                      Canada
               ESSL 1, INC.                                                                        Delaware
               ESSL 2, INC.                                                                        Delaware
               FCL SHIP ONE, INC.                                                                  Delaware
               FCL SHIP THREE, INC.                                                                Delaware
               FCL SHIP TWO, INC.                                                                  Delaware
               GRAND RIVER NAVIGATION COMPANY*                                                     Delaware
               LOWER LAKES TOWING LTD.                                                             Canada
                    LOWER LAKES TRANSPORTATION COMPANY                                             Delaware
               POP TROPHY I INC.                                                                   New York
               POP TROPHY INC.                                                                     New York
               PRITIRED 1 LLC                                                                      Delaware
                    PRITIRED 2 LLC                                                                 Delaware
               S.P.L., INC.                                                                        Delaware
               SCIENCE DEFEASANCE CORP.                                                            Delaware
               SOMANAD 1 LLC                                                                       Delaware
                    SOMANAD 2 LLC                                                                  Delaware
          CITICORP RETAIL SERVICES, INC.                                                           Delaware
          GRUPO FINANCIERO BANAMEX, S.A. DE C.V.*                                                  Mexico
               ACCIONES Y VALORES DE MEXICO, S.A. DE C.V.                                          Mexico
                    ACCI ALTA LIQUIDEZ, S.A. DE C.V., SOCIEDAD DE INVERSION EN                     Mexico
                    INSTRUMENTOS DE DEUDA
                    ACCI CORPORATIVO, S.A. DE C.V.,  SOCIEDAD DE INVERSION EN DEUDA PARA           Mexico
                    PERSONAS MORALES
                    ACCI SECURITIES, INC.                                                          Delaware
                    ACCI WORLD WIDE, S.A. DE C.V.                                                  Mexico
                    ACCIVALMEX ALTA RENTABILIDAD, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN*       Mexico
                    ACCIVALMEX PATRIMONIAL, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN*             Mexico
                    ACCIVALMEX, S.A. DE C.V., SOCIEDAD DE INVERSION EN DEUDA PARA PERSONAS         Mexico
                    MORALES
                    FONDO ACCIVALMEX, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN*                   Mexico
                    FONDO DE ALTA LIQUIDEZ BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION            Mexico
                    EN INSTRUMENTOS DE DEUDA
                    FONDO DE INVERSION A PLAZO BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION        Mexico
                    EN INSTRUMENTOS DE DEUDA
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 47
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
               ARRENDADORA BANAMEX, S.A. DE C.V., ORGANIZACION AUXILIAR DEL CREDITO, GRUPO          Mexico
               FINANCIERO BANAMEX
               BANCO NACIONAL DE MEXICO, S.A.                                                       Mexico
                    ABA SIS, S.A. DE C.V.                                                           Mexico
                    AEROPERSONAL, S.A. DE C.V.                                                      Mexico
                    AFORE BANAMEX AEGON, S.A. DE C.V.                                               Mexico
                         PRH AFORE BANAMEX AEGON, S.A. DE C.V.                                      Mexico
                         SERVICIOS CORPORATIVOS AFORE BANAMEX, S.A. DE C.V.                         Mexico
                         SIEFORE BANAMEX #1, S.A. DE C.V.                                           Mexico
                         SIEFORE BANAMEX #2, S.A. DE C.V.                                           Mexico
                    BANAMEX ACCIVAL ASSET MANAGEMENT, LTD.                                          Ireland
                    BANAMEX INVESTMENT LIMITED                                                      England
                    BANCO BANSUD, S.A.                                                              Argentina
                         SUD ACCIONES Y VALORES, SOCIEDAD DE BOLSA, S.A.                            Argentina
                         SUD BANK & TRUST COMPANY LIMITED                                           Bahamas
                         SUD INVERSIONES & ANALISIS, S.A.                                           Argentina
                         SUD VALORES SOCIEDAD GERENTE DE FONDOS COMUNES DE INVERSION, S.A.*         Argentina
                    DESARROLLADORA MEXICANA DE INMUEBLES, S.A. DE C.V.                              Mexico
                    EUROAMERICAN CAPITAL CORPORATION LIMITED                                        Cayman Is
                    FONDO CORPORATIVO BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION EN               Mexico
                    INSTRUMENTOS DE DEUDA
                    FONDO DE INVERSIONES BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN         Mexico
                    FONDO FINANCIERO BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION EN                Mexico
                    INSTRUMENTOS DE DEUDA
                    FONDO FINANCIERO 2 BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION COMUN.          Mexico
                    INSTRUMENTOS DE DEUDA*
                    FONDO INTEGRAL BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION EN                  Mexico
                    FONDO INTEGRA 3 BANAMEX, S.A. DE C.V., SOCIEDAD DE INVERSION EN                 Mexico
                    INSTRUMENTOS DE DEUDA
                    GARANTE, S.A. DE C.V., AFORE*                                                   Mexico
                         GARANTE 1, S.A. DE C.V., SOCIEDAD DE INVERSION ESPECIALIZADA               Mexico
                         DE FONDOS PARA EL RETIRO*
                         VIDAPASS, SOCIEDAD ANONIMA DE CAPITAL VARIABLE*                            Mexico
                    GRUPO PROAGRO, S.A. DE C.V.                                                     Mexico
                         PROYECTOS AGRICOLAS, S.A. DE C.V.                                          Mexico
                         PLUSAGRO, S.A. DE C.V.                                                     Mexico
                              INTERMEDIADORA DE FRUTAS, S.A. DE C.V.                                Mexico
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 48
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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CITIGROUP INC. AS OF 31 DECEMBER 2001


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1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
                         INTERALTA, S.A. DE C.V.                                                    Mexico
                    HACIENDA EL CAMPANARIO, S.A. DE C.V.                                            Mexico
                    IMPULSORA DE FONDOS, S.A. DE C.V.                                               Mexico
                    IMREF S.A. DE C.V.                                                              Mexico
                    INMOBILIARIA CITIBANK, S.A. DE C.V.                                             Mexico
                    INMOBILIARIA PROVINCIAL DEL NORTE, S.A. DE C.V.                                 Mexico
                    INMUEBLES BANAMEX, S.A. DE C.V.                                                 Mexico
                    PROMOCIONES INMOBILIARIAS BANAMEX, S.A. DE C.V.                                 Mexico
                    PROMOTORA BANAMEX DE SISTEMAS DE TELEINFORMATICA Y TELECOMUNICACIONES,          Mexico
                    S.A. DE C.V.
                         PLANEACION DE RECURSOS HUMANOS, S.A. DE C.V.                               Mexico
                         AVANTEL, S.A.                                                              Mexico
                              AVANTEL RECURSOS, S.A. DE C.V.                                        Mexico
                              AVANTEL EQUIPOS, S.A. DE C.V.                                         Mexico
                         AVANTEL SERVICIOS LOCALES, S.A.                                            Mexico
                         INTELIGIA, S.A.                                                            Mexico
                    PROMOTORA DE BIENES Y SERVICIOS BANAMEX, S.A. DE C.V.                           Mexico
                         PROCESADORA DE PLASTICOS COMERCIALES, S.A.                                 Mexico
                         DIRECCION PROFESIONAL DE EMPRESAS AFILIADAS, S.A.                          Mexico
                    SERVICIOS AERONAUTICOS AEROPERSONAL, S.A. DE C.V.                               Mexico
                    SERVICIOS CORPORATIVOS DE FINANZAS, S.A. DE C.V.                                Mexico
                    SERVIFONDOS, S.A. DE C.V.                                                       Mexico
               CASA DE BOLSA BANAMEX, S.A. DE C.V., GRUPO FINANCIERO BANAMEX                        Mexico
               SEGUROS BANAMEX AEGON, S.A. DE C.V.                                                  Mexico
                    SERVICIOS EJECUTIVOS BANAMEX AEGON, S.A. DE C.V.                                Mexico
                    SERVICIOS PROFESIONALES BANAMEX AEGON, S.A. DE C.V.                             Mexico
          HOLDING BUSA II, S. DE R.L. DE C.V.                                                       Mexico
               HOLDING BUSA, S. DE R.L. DE C.V.                                                     Mexico
                    BANAMEX USA BANCORP                                                             California
                         CALIFORNIA COMMERCE BANK                                                   California
                              CALIFORNIA COMMERCE BANC SECURITIES, INC.                             California
                              COMMUNICO                                                             California
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 49
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION


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
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1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
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
          WINTER CAPITAL INTERNATIONAL LLC                                                         Delaware
               WINTER CAPITAL CONSULTING LLC                                                       Delaware
               WINTER CAPITAL MANAGEMENT INTERNATIONAL LLC                                         Cayman Is.
CITIGROUP INVESTMENTS INC.                                                                         Delaware
CITIGROUP JAPAN INC.                                                                               Delaware
CITIGROUP MANAGEMENT CORP.                                                                         Delaware
FS SECURITIES HOLDINGS INC.                                                                        Delaware
     FS ASIA HOLDINGS LLC*                                                                         Delaware
MRC HOLDINGS, INC.                                                                                 Delaware
SALOMON SMITH BARNEY HOLDINGS INC.                                                                 New York
     GENESIS ENERGY, L.L.C.                                                                        Delaware
          GENESIS CRUDE OIL, L.P.*                                                                 Delaware
               GENESIS PIPELINE TX, L.P.*                                                          Texas
               GENESIS PIPELINE USA, L.P.*                                                         Texas
          GENESIS ENERGY, L.P.                                                                     Delaware
     NEXTCO INC.                                                                                   Delaware
     PENDRAGON GUINEVERE FUND LLC                                                                  England
     PHIBRO ENERGY PRODUCTION, INC.                                                                Delaware
     PHIBRO INC.                                                                                   Delaware
          MC2 TECHNOLOGIES, INC.                                                                   Delaware
          PHIBRO ENERGY CLEARING, INC.                                                             Delaware
          PHIBRO GMBH                                                                              Switzerland
               PHIBRO (ASIA) PTE LTD                                                               Singapore
               SCANPORTS LIMITED                                                                   England
               TURAVENT OIL AG                                                                     Switzerland
          PHIBRO HOLDINGS LIMITED                                                                  England
               PHIBRO FUTURES AND METALS LIMITED                                                   England
          SCANPORTS SHIPPING, INC.                                                                 Delaware
     PHIBRO RESOURCES CORP.                                                                        Delaware
     R-H CAPITAL, INC.                                                                             Delaware
          R-H/TRAVELERS, L.P.*                                                                     Delaware
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*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 50
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
               R-H CAPITAL PARTNERS, L.P.*                                                         Delaware
     R-H VENTURE CAPITAL, LLC                                                                      Delaware
          ROBINSON-HUMPHREY NETLANTA(SM) FUND I, L.P.                                              Georgia
     SALOMON BROTHERS HOLDING COMPANY INC.                                                         Delaware
          AST STOCKPLAN, INC.                                                                      Delaware
          BAEK HO ASSET SECURITIZATION SPECIALTY LIMITED                                           Korea
          BAEK JO ASSET SECURITIZATION SPECIALTY LIMITED                                           Korea
          BAEK MA ASSET SECURITIZATION SPECIALTY LIMITED                                           Korea
          BAEK MA II ASSET SECURITIZATION SPECIALTY LIMITED                                        Korea
          CEFOF GP I CORP.                                                                         Delaware
               CITIGROUP EMPLOYEE FUND OF FUNDS (CAYMAN) I, LP                                     Cayman Is.
               CITIGROUP EMPLOYEE FUND OF FUNDS (DE-UK) I, LP                                      Delaware
               CITIGROUP EMPLOYEE FUND OF FUNDS (UK) I, LP*                                        England
          CELFOF GP CORP.                                                                          Delaware
               CITIGROUP EMPLOYEE FUND OF FUNDS (MASTER FUND) I, LP*                               Delaware
               CITIGROUP EMPLOYEE FUND OF FUNDS (US-UK) I, LP                                      Delaware
               CITIGROUP EMPLOYEE FUND OF FUNDS I, LP                                              Delaware
          CITICORP SECURITIES SERVICES, INC.                                                       Delaware
          CITIGROUP PAYCO LLC                                                                      Delaware
          HAE RYONG ASSET SECURITIZATION SPECIALTY LIMITED                                         Korea
          HUWEST COMPANY, L.L.C.                                                                   Delaware
          JEONG SANG ASSET SECURITIZATION SPECIALTY LIMITED                                        Korea
          LOAN PARTICIPATION HOLDING CORPORATION                                                   Delaware
               HOME MAC GOVERNMENT FINANCIAL CORPORATION                                           District of Columbia
               HOME MAC MORTGAGE SECURITIES CORPORATION                                            District of Columbia
          LT INVESTMENT I, LLC                                                                     New York
          LT INVESTMENT II, LLC                                                                    New York
          NOMOLAS BA LTD                                                                           Australia
          PB-SB INVESTMENTS, INC                                                                   Delaware
               PB-SB 1983 I                                                                        New York
               PB-SB 1983 III                                                                      New York
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 51
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                  PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                          INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
          PB-SB VENTURES, INC                                                                      Delaware
               PB-SB 1985 VII                                                                      New York
               PB-SB 1988 III                                                                      New York
               PB-SB 1988 VIII                                                                     New York
          PT SALOMON SMITH BARNEY INDONESIA                                                        Indonesia
          SALOMON (INTERNATIONAL) FINANCE AG                                                       Switzerland
               SALOMON BROTHERS HOLDINGS GMBH*                                                     Switzerland
                    NIKKO SALOMON SMITH BARNEY LIMITED*                                            Cayman Is.
                         NIKKO SALOMON SMITH BARNEY SERVICES LIMITED*                              Cayman Is.
                    SALOMON INTERNATIONAL FINANCIAL PRODUCTS LLC*                                  Delaware
                         SALOMON BROTHERS ASIA GROWTH FUND LIMITED*                                Cayman Is.
               SALOMON BROTHERS OVERSEAS INC                                                       Cayman Is.
               SALOMON SMITH BARNEY HONG KONG HOLDINGS LIMITED*                                    Hong Kong
                    SALOMON BROTHERS ASSET MANAGEMENT ASIA PACIFIC LIMITED                         Hong Kong
                    SALOMON SMITH BARNEY HONG KONG FUTURES, LIMITED                                Hong Kong
                         SALOMON SMITH BARNEY HONG KONG NOMINEE LIMITED*                           Hong Kong
                    SALOMON SMITH BARNEY HONG KONG LIMITED                                         Hong Kong
               SALOMON-SHANGHAI INDUSTRIAL GREATER CHINA FUND*                                     Cayman Is.
          SALOMON ANALYTICS INC                                                                    Delaware
          SALOMON BROTHERS ASIA CAPITAL CORPORATION LIMITED                                        Ireland
               SOLOM INTERNATIONAL LIMITED                                                         Ireland
          SALOMON BROTHERS ASSET MANAGEMENT (IRELAND) LTD                                          Ireland
          SALOMON BROTHERS ASSET MANAGEMENT INC                                                    Delaware
               SBAM G.P. INC.                                                                      Delaware
               SSB CITI ASSET MANAGEMENT CO., LTD.*                                                Japan
          SALOMON BROTHERS HOUSING INVESTMENT INC                                                  Delaware
          SALOMON BROTHERS INTERNATIONAL OPERATIONS (JAPAN) INC.                                   Delaware
          SALOMON BROTHERS INTERNATIONAL OPERATIONS (JERSEY) LIMITED                               Channel Is.
          SALOMON BROTHERS INTERNATIONAL OPERATIONS (OVERSEAS) LIMITED                             Channel Is.
          SALOMON BROTHERS INTERNATIONAL OPERATIONS INC                                            Delaware
          SALOMON BROTHERS MORTGAGE SECURITIES III, INC                                            Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 52
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
          SALOMON BROTHERS MORTGAGE SECURITIES VI, INC                                             Delaware
          SALOMON BROTHERS MORTGAGE SECURITIES VII, INC                                            Delaware
          SALOMON BROTHERS PACIFIC HOLDING COMPANY INC                                             Delaware
               SALOMON SMITH BARNEY INDIA PRIVATE LIMITED*                                         India
          SALOMON BROTHERS PROPERTIES INC                                                          Delaware
               SALOMON BROTHERS INVESTMENTS INC                                                    Delaware
          SALOMON BROTHERS REAL ESTATE DEVELOPMENT CORP                                            Delaware
               CROW WOOD TERRACE ASSOCIATES                                                        Georgia
          SALOMON BROTHERS REALTY CORP                                                             New York
               LIQUIDATION PROPERTIES HOLDING COMPANY INC.                                         New York
                    LIQUIDATION PROPERTIES INC.                                                    New York
               MACA INN LLC                                                                        Delaware
               REM FINANCE, LLC                                                                    Delaware
               TK MEMBER HOLDING CORP.                                                             Delaware
                    TK MEMBER, INC.                                                                Delaware
               VE APARTMENTS LLC                                                                   New York
          SALOMON BROTHERS RUSSIA HOLDING COMPANY INC                                              Delaware
               ZAO SALOMON BROTHERS*                                                               Russia
          SALOMON BROTHERS TOSCA INC.                                                              Delaware
          SALOMON CAPITAL ACCESS FOR SAVINGS INSTITUTIONS, INC.                                    Delaware
               SALOMON CAPITAL ACCESS CORPORATION                                                  District of Columbia
          SALOMON FOREX INC                                                                        Delaware
               SALOMON BROTHERS FINANCE CORPORATION                                                Delaware
          SALOMON INTERNATIONAL LLC                                                                Delaware
               CHEAPSIDE (SSL) LIMITED                                                             England
               CHEAPSIDE HOLDINGS (JERSEY) LIMITED                                                 Channel Is.
                    JHSW LIMITED                                                                   England
                         CHEAPSIDE (SJL) LIMITED                                                   Cayman Is.
                         SCHRODER SALOMON SMITH BARNEY (BANKING) NOMINEES LIMITED                  England
                         SCHRODER SALOMON SMITH BARNEY (GUERNSEY) LIMITED                          Channel Is.
               CITIGROUP ASSET MANAGEMENT LIMITED                                                  England
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 53
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
----------------------------------------------------------------------------------------------------------------------------------
               SALOMON BROTHERS EUROPE LIMITED*                                                    England
                    SALOMON BROTHERS ASSET MANAGEMENT LIMITED                                      England
                    SALOMON BROTHERS EASTERN EUROPE LIMITED                                        England
                    SALOMON BROTHERS INTERNATIONAL LIMITED*                                        England
                    SALOMON BROTHERS NOMINEES LIMITED                                              England
                    SALOMON BROTHERS UK EQUITY LIMITED                                             England
          SALOMON NORTHPOINT CORP                                                                  Delaware
          SALOMON PLAZA HOLDINGS INC                                                               Delaware
               PLAZA HOLDINGS INC.                                                                 Delaware
                    SALOMON BROTHERS FINANCE CORPORATION AND CO BESCHRANTHAFTENDE KG*              Germany
                         SALOMON BROTHERS AG                                                       Germany
                         SALOMON BROTHERS KAPITALANLAGE-GESELLSCHAFT MBH*                          Germany
          SALOMON REINVESTMENT COMPANY, INC                                                        Delaware
          SALOMON SMITH BARNEY ASIA LIMITED                                                        Hong Kong
          SALOMON SMITH BARNEY ASIA PACIFIC LIMITED                                                Delaware
          SALOMON SMITH BARNEY AUSTRALIA PTY LTD                                                   Australia
               FRIDAY SERVICES PTY LTD                                                             Australia
               SALOMON SMITH BARNEY AUSTRALIA BROKER HOLDINGS PTY LIMITED                          Australia
                    SALOMON SMITH BARNEY AUSTRALIA SECURITIES PTY LIMITED                          Australia
                         BOW LANE NOMINEES PTY LTD                                                 Australia
                         BOWYANG NOMINEES PTY LIMITED                                              Australia
                         CALEX NOMINEES PTY LIMITED                                                Australia
                         DERVAT NOMINEES PTY LIMITED                                               Australia
                         FETA NOMINEES PTY LIMITED                                                 Australia
                         GYMKHANA NOMINEES PTY LIMITED                                             Australia
                         SALOMON SMITH BARNEY NEW ZEALAND LIMITED                                  New Zealand
                              PALLISER NOMINEES LIMITED                                            New Zealand
                         SKEET NOMINEES PTY LTD                                                    Australia
               SALOMON SMITH BARNEY AUSTRALIA CAPITAL MARKETS PTY LIMITED                          Australia
               SALOMON SMITH BARNEY AUSTRALIA CORPORATE FINANCE PTY LIMITED                        Australia
               SALOMON SMITH BARNEY AUSTRALIA FINANCIAL PRODUCTS LTD                               Australia
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 54
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
               SALOMON SMITH BARNEY AUSTRALIA FIXED INCOME TRADING PTY LIMITED                     Australia
               SALOMON SMITH BARNEY AUSTRALIA NOMINEES NO. 2 PTY LIMITED                           Australia
               SALOMON SMITH BARNEY AUSTRALIA SUPERANNUATION FUND PTY LIMITED                      Australia
               SALOMON SMITH BARNEY PRIVATE CLIENTS PTY LIMITED                                    Australia
          SALOMON SMITH BARNEY CANADA HOLDING COMPANY*                                             Canada
               SALOMON SMITH BARNEY CANADA INC.                                                    Canada
          SALOMON SMITH BARNEY CHINA LIMITED                                                       Hong Kong
          SALOMON SMITH BARNEY HOLDINGS (THAILAND) LIMITED                                         Thailand
               SALOMON SMITH BARNEY (THAILAND) LIMITED*                                            Thailand
          SALOMON SMITH BARNEY INC.                                                                New York
               PATRIMONIA FOREIGN FUND 1 FUNDA DE RENTA FIXA CAPITAL ESTRANGEIRO                   Brazil
               SALOMON SMITH BARNEY PUERTO RICO INC.                                               Puerto Rico
               SALOMON SMITH BARNEY REPRESENTACOES LTDA.*                                          Brazil
               SALOMON SMITH BARNEY/TRAVELERS REF GP, LLC                                          Delaware
                    SALOMON SMITH BARNEY/TRAVELERS REAL ESTATE FUND, L.P.                          Delaware
               SBHU LIFE AGENCY, INC.                                                              Delaware
                    ROBINSON-HUMPHREY INSURANCE SERVICES INC.                                      Georgia
                         ROBINSON-HUMPHREY INSURANCE SERVICES OF ALABAMA, INC.                     Alabama
                    SALOMON SMITH BARNEY LIFE AGENCY INC.                                          New York
                    SBHU LIFE AGENCY OF ARIZONA, INC.                                              Arizona
                    SBHU LIFE AGENCY OF INDIANA, INC.                                              Indiana
                    SBHU LIFE AGENCY OF OHIO, INC.                                                 Ohio
                    SBHU LIFE AGENCY OF OKLAHOMA, INC.                                             Oklahoma
                    SBHU LIFE AGENCY OF TEXAS, INC.                                                Texas
                    SBHU LIFE AGENCY OF UTAH, INC.                                                 Utah
                    SBHU LIFE INSURANCE AGENCY OF MASSACHUSETTS, INC.                              Massachusetts
                    SBS INSURANCE AGENCY OF HAWAII, INC.                                           Hawaii
                    SBS INSURANCE AGENCY OF IDAHO, INC.                                            Idaho
                    SBS INSURANCE AGENCY OF MAINE, INC.                                            Maine
                    SBS INSURANCE AGENCY OF MONTANA, INC.                                          Montana
                    SBS INSURANCE AGENCY OF NEVADA, INC.                                           Nevada
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 55
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
                    SBS INSURANCE AGENCY OF OHIO, INC.                                             Ohio
                    SBS INSURANCE AGENCY OF SOUTH DAKOTA, INC.                                     South Dakota
                    SBS INSURANCE AGENCY OF WYOMING, INC.                                          Wyoming
                    SBS INSURANCE BROKERAGE AGENCY OF ARKANSAS, INC.                               Arkansas
                    SBS INSURANCE BROKERS OF KENTUCKY, INC.                                        Kentucky
                    SBS INSURANCE BROKERS OF NEW HAMPSHIRE, INC.                                   New Hampshire
                    SBS INSURANCE BROKERS OF NORTH DAKOTA, INC.                                    North Dakota
                    SBS LIFE INSURANCE AGENCY OF PUERTO RICO, INC.                                 Puerto Rico
                    SLB INSURANCE AGENCY OF MARYLAND, INC.                                         Maryland
               SMITH BARNEY INTERNATIONAL INCORPORATED                                             Oregon
               THE ROBINSON-HUMPHREY COMPANY, LLC                                                  Delaware
          SALOMON SMITH BARNEY INTERNATIONAL MERCHANT BANKERS LIMITED                              Singapore
          SALOMON SMITH BARNEY KOREA LTD.                                                          Korea
          SALOMON SMITH BARNEY MALAYSIA SDN. BHD.                                                  Malaysia
          SALOMON SMITH BARNEY MAURITIUS PRIVATE LIMITED*                                          Mauritius
          SALOMON SMITH BARNEY PRINCIPAL INVESTMENTS (JAPAN) LTD.                                  Cayman Is.
          SALOMON SMITH BARNEY S.A.*                                                               France
          SALOMON SMITH BARNEY SECURITIES (PROPRIETARY) LIMITED                                    South Africa
               SALOMON SMITH BARNEY NOMINEES (PROPRIETARY) LIMITED                                 South Africa
          SALOMON SMITH BARNEY SECURITIES ASIA LIMITED                                             Hong Kong
               SAS NOMINEES LIMITED                                                                Hong Kong
          SALOMON SMITH BARNEY SINGAPORE HOLDINGS PTE. LTD.                                        Singapore
               SALOMON SMITH BARNEY SINGAPORE PTE. LTD.                                            Singapore
               SALOMON SMITH BARNEY SINGAPORE SECURITIES PTE. LTD.                                 Singapore
          SALOMON SMITH BARNEY TAIWAN LIMITED                                                      Taiwan
          SALOMON SWAPCO INC.                                                                      Delaware
          SAN GOME ASSET SECURITIZATION SPECIALTY LIMITED                                          Korea
          SB FUNDING CORP.                                                                         Delaware
          SB MOTEL CORP.                                                                           Delaware
          SCHRODER (MALAYSIA) HOLDINGS SDN. BHD.                                                   Malaysia
          SCHRODER SALOMON SMITH BARNEY POLSKA Sp. z o.o.                                          Poland
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 56
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
          SCHRODER WERTHEIM HOLDINGS I INC.                                                        Delaware
               SCHRODER WERTHEIM & CO. INC. 1996 EUROPEAN INVESTMENT PARTNERSHIP L.P.              Delaware
          SCHRODERS MALAYSIA (L) BERHAD                                                            Malaysia
          SEVEN WORLD HOLDINGS LLC                                                                 Delaware
          SEVEN WORLD TECHNOLOGIES, INC                                                            Delaware
          SSB BB INC.                                                                              Delaware
          SSB IRISH INVESTOR LLC                                                                   Delaware
          SSB VEHICLE SECURITIES INC.                                                              Delaware
          SSBCP GP I CORP.                                                                         Delaware
               SSB CAPITAL PARTNERS (CAYMAN) I, LP                                                 Cayman Is.
               SSB CAPITAL PARTNERS (DE-UK) I, LP                                                  Delaware
               SSB CAPITAL PARTNERS (UK) I, LP*                                                    England
          SSBPIF GP CORP.                                                                          Delaware
               SSB CAPITAL PARTNERS (MASTER FUND) I, LP*                                           Delaware
               SSB CAPITAL PARTNERS (US-UK) I, LP                                                  Delaware
               SSB CAPITAL PARTNERS I, LP                                                          Delaware
          STRUCTURED PRODUCTS CORP                                                                 Delaware
          TCEP PARTICIPATION CORP.                                                                 New York
          TCP CORP.                                                                                Delaware
          THE GENEVA COMPANIES INC.                                                                Delaware
               GENEVA MERGER & ACQUISITION SERVICES OF CANADA (ONT.) INC.                          Ontario, Canada
          WERTHEIM ENERGY CORPORATION                                                              Delaware
          WS MANAGEMENT COMPANY, INC.                                                              Delaware
     SALOMON BROTHERS SERVICES GMBH                                                                Germany
     SALOMON SMITH BARNEY (LOAN NOTES) INC.                                                        Delaware
     SALOMON SMITH BARNEY SECURITIES INVESTMENT CONSULTING CO. LTD.                                Taiwan
     SB CAYMAN HOLDINGS I INC.                                                                     Delaware
          SMITH BARNEY PRIVATE TRUST COMPANY (CAYMAN) LIMITED*                                     Cayman Is.
               GREENWICH (CAYMAN) I LIMITED                                                        Cayman Is.
               GREENWICH (CAYMAN) II LIMITED                                                       Cayman Is.
               GREENWICH (CAYMAN) III LIMITED                                                      Cayman Is.
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 57
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
     SB CAYMAN HOLDINGS II INC.                                                                    Delaware
     SB CAYMAN HOLDINGS III INC.                                                                   Delaware
          SMITH BARNEY CREDIT SERVICES (CAYMAN) LTD.*                                              Cayman Is.
     SB CAYMAN HOLDINGS IV INC.                                                                    Delaware
     SMITH BARNEY (IRELAND) LIMITED                                                                Ireland
     SMITH BARNEY COMMERCIAL CORP.                                                                 Delaware
     SMITH BARNEY EUROPE HOLDINGS, LTD.                                                            England
     SMITH BARNEY FUND MANAGEMENT LLC.                                                             Delaware
          CITI FUND MANAGEMENT INC.                                                                Delaware
          CITIGROUP ASSET MANAGEMENT AUSTRALIA LIMITED                                             Australia
          SMITH BARNEY MANAGEMENT COMPANY (IRELAND) LIMITED                                        Ireland
          SSB GREENWICH STREET PARTNERS LLC                                                        Delaware
               SALOMON SMITH BARNEY/GREENWICH STREET CAPITAL PARTNERS II, L.P.                     Delaware
          SSB PRIVATE MANAGEMENT LLC                                                               Delaware
               SALOMON SMITH BARNEY HICKS MUSE PARTNERS L. P.                                      Delaware
     SMITH BARNEY FUTURES MANAGEMENT LLC
          CTA CAPITAL LLC                                                                          Delaware
          F-1000 FUTURES FUND L.P., MICHIGAN SERIES I                                              New York
          F-1000 FUTURES FUND L.P., MICHIGAN SERIES II                                             New York
          HUTTON INVESTORS FUTURES FUND, L.P. II                                                   Delaware
          SALOMON SMITH BARNEY DIVERSIFIED 2000 FUTURES FUND L.P.                                  New York
          SALOMON SMITH BARNEY GLOBAL DIVERSIFIED FUTURES FUND L.P.                                New York
          SALOMON SMITH BARNEY ORION FUTURES FUND L.P.                                             New York
          SALOMON SMITH BARNEY RIVERTON FUTURES FUND L.P.                                          New York
          SB/MICHIGAN FUTURES FUND L.P.                                                            New York
          SHEARSON MID-WEST FUTURES FUND                                                           New York
          SHEARSON SELECT ADVISORS FUTURES FUND L.P.                                               Delaware
          SMITH BARNEY AAA ENERGY FUND L.P.                                                        New York
          SMITH BARNEY DIVERSIFIED FUTURES FUND L.P.                                               New York
          SMITH BARNEY DIVERSIFIED FUTURES FUND L.P. II                                            New York
          SMITH BARNEY GLOBAL MARKETS FUTURES FUND L.P.                                            New York
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 58
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
          SMITH BARNEY INTERNATIONAL ADVISORS CURRENCY FUND L.P.                                   New York
          SMITH BARNEY MID-WEST FUTURES FUND LP II                                                 New York
          SMITH BARNEY POTOMAC FUTURES FUND, L.P.                                                  New York
          SMITH BARNEY PRINCIPAL PLUS FUTURES FUND L.P. II                                         New York
          SMITH BARNEY PRINCIPAL PLUS FUTURES FUND LP                                              New York
          SMITH BARNEY TIDEWATER FUTURES FUND L.P.                                                 New York
          SMITH BARNEY WESTPORT FUTURES FUND L.P.                                                  New York
     SMITH BARNEY GLOBAL CAPITAL MANAGEMENT, INC.                                                  Delaware
     SMITH BARNEY MORTGAGE CAPITAL GROUP, INC.                                                     Delaware
     SMITH BARNEY PRIVATE TRUST GMBH                                                               Switzerland
     SMITH BARNEY REALTY, INC.                                                                     Delaware
     SMITH BARNEY RISK INVESTORS, INC.                                                             Delaware
          SMITH BARNEY CONSULTING PARTNERSHIP, LP                                                  Delaware
          SMITH BARNEY INVESTORS L.P.                                                              Delaware
     SMITH BARNEY VENTURE CORP.                                                                    Delaware
          FIRST CENTURY MANAGEMENT COMPANY                                                         New York
     SSB KEEPER HOLDINGS LLC                                                                       Delaware
          CITIGROUP PAYCO I LLC                                                                    Delaware
          CITIGROUP PAYCO II LLC                                                                   Delaware
          CITIGROUP PAYCO III LLC                                                                  Delaware
     SSBH CAPITAL I                                                                                Delaware
     TARGETS TRUST III                                                                             Delaware
     TARGETS TRUST IV                                                                              Delaware
     TARGETS TRUST IX                                                                              Delaware
     TARGETS TRUST V                                                                               Delaware
     TARGETS TRUST VI                                                                              Delaware
     TARGETS TRUST VII                                                                             Delaware
     TARGETS TRUST VIII                                                                            Delaware
     TARGETS TRUST X                                                                               Delaware
     THE TRAVELERS INVESTMENT MANAGEMENT COMPANY                                                   Connecticut
SMITH BARNEY CORPORATE TRUST COMPANY                                                               Delaware
-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 59
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION



CITIGROUP INC. AS OF 31 DECEMBER 2001



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                                                                                                   PLACE OF
1    2    3    4    5    6    7    8    9   10   11   12                                           INCORPORATION
-----------------------------------------------------------------------------------------------------------------------------------
THE GENEVA GROUP, LLC                                                                              Delaware
     THE GENEVA COMPANIES, LLC                                                                     Delaware
          GENEVA CAPITAL MARKETS, LLC                                                              Delaware
          GENEVA II LLC                                                                            Delaware
TRAVELERS AUTO LEASING CORPORATION                                                                 Delaware
TRAVELERS GROUP DIVERSIFIED DISTRIBUTION SERVICES, INC.                                            Delaware
     TRAVELERS GROUP EXCHANGE, INC.                                                                Delaware
TRAVELERS GROUP INTERNATIONAL LLC                                                                  Delaware
TRV EMPLOYEES INVESTMENTS, INC.                                                                    Delaware
     TRV EMPLOYEES FUND, L.P.                                                                      Delaware

TOTAL RECORDS:             1826



-----------------------------------------------------------------------------------------------------------------------------------
*  INDICATES THAT THE  SUBSIDIARY IS PARTIALLY  OWNED BY MORE THAN ONE  SUBSIDIARY OF CITIGROUP INC.                       Page 60
** CITIGROUP OWNS 50% OF CITISTREET LLC IN JOINT VENTURE WITH STATE STREET CORPORATION

